                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  333-123257

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2007

Item 1.     REPORT TO SHAREHOLDERS.

MARKET VECTORS

ANNUAL REPORT 2007

Van Eck Global
SINCE 1955

Market Vectors ETF Trust

Dear Shareholder:

We are pleased to present this annual report for the equity funds of the Market Vectors ETF Trust for the period ended December 31, 2007. It was an exceptional year, as Van Eck Global continued to enhance the array of exchange-traded funds we offer our shareholders.

In 2007, four new investment opportunities in the Market Vectors ETF family commenced operations—Global Alternative Energy ETF, Russia ETF, Agribusiness ETF and Nuclear Energy ETF. Meanwhile, Gold Miners ETF, Steel ETF and Environmental Services ETF, each introduced in 2006, continued to make headlines during the annual period for the uniquely targeted investment opportunities they present as well as for the returns they generated.

Since the first ETF within the Market Vectors ETF Trust was introduced in May 2006, total assets under management in the seven equity funds of the Trust grew to more than $3.59 billion as of December 31, 2007.

The enthusiastic response to ETFs in general, and to Market Vectors ETFs in particular, demonstrates the interest on the part of individual investors and financial professionals alike to find new and exciting sector allocation solutions as well as innovative ways to trade, hedge or invest in specialized segments of the market that have remained largely untapped to date.

In the coming year, we plan to have a great deal more exciting news to share with you, as we continue to enhance the array of specialized investment options we offer to help you and your adviser fulfill your sector allocation objectives.

On the following pages, you will find a brief review of each of the seven above mentioned funds as well as their performance for the period ended December 31, 2007. You will, of course, also find the financial statements and portfolio information.

I want to thank you for your participation in the Market Vectors ETF Trust. We look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and Executive Vice President
Market Vectors ETF Trust
Van Eck Global

January 28, 2008

The information in the shareholder letters represent the personal opinions of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Funds’ holdings, the Funds’ performance, and the views of the portfolio managers are as of December 31, 2007, and are subject to change.

Agribusiness ETF (ticker: MOO)

The Market Vectors-Agribusiness ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the performance of the DAXglobal® Agribusiness Index1 (DXAG) by normally investing in equity securities of U.S. and foreign large-, mid- and small-cap companies reflected in the Index. DXAG, calculated by Deutsche Börse AG, is a modified market capitalization-weighted index comprised of publicly traded companies engaged in the business of agriculture, including agriproduct operations, livestock operations, agricultural chemicals, agricultural equipment and ethanol/biodiesel. As of December 31, 2007, DXAG represented 37 publicly traded companies from around the globe.

For the period from the Fund’s commencement date on August 31, 2007 through December 31, 2007 (the “reporting period”), the Fund returned 38.70%, while the Index returned 40.06%.2

Market and Economic Review

Agribusiness equities generally produced strong double-digit returns for the annual period. Crop producers performed well as a whole. While valuations of crop producers versus their historical absolute performance looked relatively stretched during the year, they still appeared attractive relative to other equity sectors. Emerging market meat and dairy producers also performed well, underpinned by high rates of domestic demand and rising volumes that more than offset higher input costs. Developed market meat and dairy producers, however, faced some margin pressures as volume growth was insufficient to offset higher feed costs. Still, global fertilizer demand revived on the back of these rising agriculture prices and farm profits. Elevated crop prices and higher cash receipts for farmers also drove increased agricultural machinery and equipment sales. Biofuel processors struggled.

The primary reason for strong agribusiness equity performance in 2007 was dramatically rising prices of underlying agricultural commodities. Wheat prices rose 77% in 2007. Corn—the main staple of the ethanol industry—saw its prices rise approximately 17% over the year. Cotton prices increased, but were suppressed somewhat by the U.S. inventory overhang and the successful introduction of insect-resistant cotton in India. Soybean prices were driven higher by Asian demand and by supply constraints related to competition for acreage with higher-priced corn and wheat. Cattle prices by the end of 2007 rose to near the levels of early 2006, having been impacted earlier in the year by disease-related fears that muted demand. Sugar prices were the rare exception, actually declining in 2007.

Several factors combined to support this agribusiness upcycle. The major factor supporting higher agricultural prices was rising demand for agricultural commodities and related assets, especially from the growing middle classes of countries such as China and India and from the biofuels industry. For example, U.S. corn-ethanol accounted for 2.6% of global grain demand in 2007, but drove 94% of global grain demand growth for the year. Population growth, increased calorie consumption and shifting diets also buttressed demand. As demand grew, inventories fell, with the amount of U.S. grain stored for following seasons at the lowest level on record relative to consumption at the end of the year. Another factor was limited supply, as years of tough market conditions had left farmers leery of overproducing and overinvesting, even as prices skyrocketed. Also, rising deforestation and other environmental concerns, urbanization and land degradation limited acreage expansion in several nations. At the same time, some countries, such as Russia and India began embargoing their food exports, giving an edge to companies in the U.S., who account for 54% of the world’s corn supply. Still, U.S. grain exports were somewhat limited by the fact that biofuels ate up about a third of America’s grain harvest in 2007. All told, global grain production totaled approximately 2.2 billion tons for the year. A falling dollar was also bullish for agricultural commodities as were low real prices. Indeed, the surge in nominal agricultural prices in 2007 still left them below 1970s highs after taking inflation into account.

Importantly, agribusiness remained a global business, as evidenced by the top global producers of various agricultural commodities. The U.S. was the top global producer in 2007 of corn and soybeans. Europe was the top global producer for the year of wheat and rapeseed; Indonesia of palm; Russia of sunflower seeds; the Ivory Coast of cocoa; and Brazil of sugar. Analysts appeared to agree that agribusiness will become increasingly diversified globally going forward.

Agribusiness ETF (ticker: MOO)

Fund Review

The Fund commenced operations with a net asset value of $40.90 per share on August 31, 2007 and ended the period with a net asset value of $56.73 per share on December 31, 2007.

Among the Fund’s ten largest holdings as of December 31, 2007, performance was positive across the board for the reporting period. The Mosaic Co. generated triple-digit returns. Wilmar International, Yara International, IOI, Potash, Monsanto, Agrium, Archer-Daniels-Midland, Deere & Co. and CNH Global each produced robust double-digit gains. [The percentage of the Fund’s net assets allocated to the above mentioned holdings as of December 31: The Mosaic Co., 8.3%; Wilmar Int’l, 4.5%; Yara Int’l, 4.8%; IOI, 4.5%; Potash, 8.4%; Monsanto, 7.9%; Agrium, 4.6%; Archer-Daniels-Midland, 8.1%; Deere & Co., 8.1%; and CNH Global, 4.6%.]

The Fund is subject to various risks including those associated with making investments in companies engaged in the agriculture business such as economic forces, energy and financial markets, government policies and regulations, and environmental laws and regulations.

*   *   *

All references to Fund assets refer to Total Net Assets.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.

The DAXglobal® Agribusiness Index (DXAG), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation in connection with Market Vectors-Agribusiness ETF (MOO). Deutsche Börse AG neither sponsors nor endorses MOO and makes no warranty or representation as to the accuracy and/or completeness of DXAG or results to be obtained by any person using DXAG in connection with trading MOO.

Index returns are not Fund returns and do not reflect any management fees or brokerage expenses. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

1 The DAXglobal® Agribusiness Index (DXAG) is a global, modified market capitalization-weighted index comprised of publicly traded companies engaged in the agriculture business. Only companies with market capitalizations greater than $150 million that have a worldwide average daily trading volume of at least $1 million (over the past six months as well as over each of the past two months) and have maintained a monthly trading volume of 250,000 shares over the past six months are eligible for inclusion in the DXAG.

2 MOO is passively managed but may not hold each DXAG component in the same weighting as the DXAG and is subject to certain expenses that DXAG is not. MOO thus may not replicate exactly the performance of DXAG.

Agribusiness ETF (ticker: MOO)

Market Vectors-Agribusiness ETF (ticker: MOO)
Frequency Distribution of Premiums and Discounts
Closing Price vs. NAV (unaudited)

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MOO is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	Days in Period

	September 5* through	Percentage of
Premium/Discount Range	December 31, 2007	Total Days

x > 2.0%	2	2.4%
2.0% > x > 1.8%	0	0.0%
1.8% > x > 1.6%	0	0.0%
1.6% > x > 1.4%	1	1.2%
1.4% > x > 1.2%	3	3.7%
1.2% > x > 1.0%	1	1.2%
1.0% > x > 0.8%	10	12.2%
0.8% > x > 0.6%	16	19.5%
0.6% > x > 0.4%	20	24.4%
0.4% > x > 0.2%	13	15.9%
0.2% > x > 0.0%	7	8.5%
0.0% > x > -0.2%	4	4.9%
-0.2% > x > -0.4%	3	3.7%
-0.4% > x > -0.6%	1	1.2%
-0.6% > x > -0.8%	1	1.2%
-0.8% > x > -1.0%	0	0.0%
-1.0% > x > -1.2%	0	0.0%
-1.2% > x > -1.4%	0	0.0%
-1.4% > x > -1.6%	0	0.0%
-1.6% > x > -1.8%	0	0.0%
-1.8% > x > -2.0%	0	0.0%
-2.0% > x	0	0.0%

	82	100.0%

*	First day of secondary market trading.

Agribusiness ETF (ticker: MOO)

MOO PERFORMANCE RECORD AS OF 12/31/07 (unaudited)

	Total Return

	SHARE PRICE	NAV	DXAG

Life since 8/31/07	40.48%	38.70%	40.06%

Gross Expense Ratio 0.65% / Net Expense Ratio 0.65%

The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year at least until May 1, 2008.

The price used to calculate market return (SHARE PRICE) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/31/07) to the first day of secondary market trading in shares of the Fund (9/5/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting www.vaneck.com/etf.

Geographical Weightings* as of December 31, 2007 (unaudited)

*	Percentage of net assets. Portfolio is subject to change.

Agribusiness ETF
Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Market Vectors-Agribusiness ETF at commencement with a similar investment in the DAXglobal® Agribusiness Index.

Market Vectors-Agribusiness ETF (MOO)
vs. DAXglobal® Agribusiness Index (DXAG)

Total Return 12/31/07	Since Inception

Agribusiness ETF (NAV)[1]	38.70%
Agribusiness ETF (Share Price)[2]	40.48%
DAXglobal® Agribusiness Index	40.06%

1 Commencement date for the Market Vectors-Agribusiness ETF was 8/31/07.Index returns for the index’s performance comparison are calculated as of nearest month end (DXAG, 8/31/07).

2 The price used to calculate market return (Share Price) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/31/07) to the first day of secondary market trading in shares of the Fund (9/5/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting www.vaneck.com/etf.

The DAXglobal® Agribusiness Index (DXAG), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation in connection with Market Vectors-Agribusiness ETF (MOO). Deutsche Börse AG neither sponsors nor endorses MOO and makes no warranty or representation as to the accuracy and/or completeness of DXAG or results to be obtained by any person using DXAG in connection with trading MOO.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

DXAG is a modified market capitalization-weighted index intended to track the movements of securities of companies engaged in the agriculture business that are traded on leading global exchanges. DXAG contains five major sub-sectors: agriproduct operations, livestock operations, agricultural chemicals, agricultural equipment and ethanol/biodiesel. DXAG includes common stocks and depository receipts of selected companies with market capitalizations greater than $150 million and that have a daily average traded volume of at least $1 million over the past six months as well as over each of the past two months. The Index is calculated and maintained by the Deutsche Börse AG.

Environmental Services ETF (ticker: EVX)

The Market Vectors-Environmental Services ETF (the “Fund”) seeks to replicate the performance, before fees and expenses, of the Amex Environmental Services Index1 (AXENV) by generally investing in common stocks and American Depositary Receipts (ADRs) of large-, mid- and small-cap companies comprising the AXENV. AXENV, calculated by the American Stock Exchange (Amex), is a modified equal-dollar-weighted index comprised of publicly traded companies that engage in business activities that may benefit from the global increase in demand for consumer waste disposal, removal and storage of industrial by-products, and the management of associated resources. We believe AXENV is currently the only diversified index specifically designed to benchmark the environmental services or waste management industry. As of December 31, 2007, AXENV represented 24 publicly traded issuers from around the globe.

For the year ended December 31, 2007 (the “reporting period”), the Fund returned 17.64%, while the Index returned 17.87%.2

Market and Economic Review

Overall, environmental services stocks produced solid positive returns during the reporting period, significantly outperforming the broad equity market. To compare, the S&P 500 Index3 gained 5.49% for the year ended December 31, 2007. The industry outperformed in large part because it is considered late-cycle and defensive in nature, which makes it less sensitive to an economic slowdown. Also, environmental services companies tend to have strong free cash flow generating characteristics. At the end of the year, valuations of waste management company stocks were still not stretching historical parameters. Also, environmental services remained a hardy industry with the solid waste market having expanded to approximately $52.1 billion by the end of 2007, growing at a nearly 6% rate over the past two years. Publicly traded companies controlled about 60% of the solid waste market share.

During 2007, there was an upturn in gross margin growth driven by strong and disciplined pricing within the environmental services industry, even as volumes weakened. Pricing trends, spurred by the surge in fuel prices and higher disposal costs, appeared to be positive across most lines of business, including commercial, residential and landfill companies. Importantly, the decline in residential construction did not dampen roll-off, or dumpster, pricing, even in states hard hit by the housing downturn, such as Florida. There was also a significant focus by several of the leading solid waste management companies during the year on improving return on invested capital (ROIC). Asset divestiture programs, better asset utilization, tabling certain projects and customer segmentation were just some of the strategies undertaken by these companies. Yet another tailwind for solid waste companies’ earnings per share was strong waste paper, or recycled commodity, pricing, underpinned by Chinese demand. OCC (old corrugated cardboard) and ONP (old newspaper) prices were up approximately 50% in 2007 over 2006 levels. Volume weakness seemed to be contained primarily in the construction and demolition and special waste markets, although virtually no area of the industry saw any increase in volume over the year. That said, the price/volume trade-off remained generally positive.

Acquisition and divestiture activity remained strong within the industry during the year. For example, Allied Waste Industries completed its sale to Veolia Environnement. Private equity activity remained vigorous, but seemingly concentrated around the independent privately held regionals and recycling operations. In fact, recycling was the focus of some international activity as well, as Irish-backed company Greenstar picked up several large private recyclers during the year.

The legislative and regulatory fronts within the industry remained fairly quiet during the year, although long dormant issues such as flow control, greenhouse gas emission regulation, interstate waste and e-waste regained some prominence and represented potential future risks to be monitored.

Fund Review

The Fund began the year with a net asset value of $44.55 per share on December 31, 2006 and ended the year with a net asset value of $51.87 per share on December 31, 2007.

Among the Fund’s ten largest holdings as of December 31, 2007, Shaw Group, Stericycle, Veolia Environnement, Waste Industries USA, Nalco Holding,

Environmental Services ETF (ticker: EVX)

Republic Services and Waste Connections each produced robust double-digit gains. Conversely, Fuel Tech, Waste Management and Allied Waste Industries each experienced a share price decline. [The percentage of the Fund’s net assets allocated to the above mentioned holdings as of December 31: Shaw Group, 3.4%; Stericycle, 9.8%; Veolia Environnement, 10.2%; Waste Industries USA, 3.4%; Nalco Holding, 3.5%; Republic Services, 9.9%; Waste Connections, 3.4%; Fuel Tech, 3.5%; Waste Management, 9.9%; and Allied Waste Industries, 3.4%.]

The Fund is subject to various risks including those associated with making investments in environmental services and consumer and industrial waste management companies such as competitive pressures, changes in government regulation, world events and economic conditions. In addition, these companies are subject to liability for environmental damage claims.

*   *   *

All references to Fund assets refer to Total Net Assets.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.

Index returns are not Fund returns and do not reflect any management fees or brokerage expenses. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Amex Environmental Services Index (AXENV) is a trademark of the American Stock Exchange LLC (Amex) which is licensed for use by Van Eck Associates Corporation in connection with Market Vectors-Environmental Services ETF. The Fund is not sponsored or endorsed by the Amex and the Amex makes no warranty or representation as to the accuracy and/or completeness of AXENV or the results to be obtained by any person from the use of AXENV in connection with the trading of the Fund.

1 The Amex Environmental Services Index (AXENV) is a modified equal-dollar-weighted index comprised of publicly traded companies engaged in business activities that may benefit from the increase in demand for consumer waste disposal, removal and storage of industrial by-products, and the management of associated resources. AXENV includes common stocks and ADRs of selected companies with market capitalizations greater than $100 million, three-month trading prices greater than $3.00, and three-month daily average traded values greater than $1 million. AXENV is calculated and maintained by the American Stock Exchange (Amex).

2 EVX is passively managed but may not hold each AXENV component in the same weighting as AXENV and is subject to certain expenses that AXENV is not. EVX thus may not replicate exactly the performance of AXENV.

3 The Standard & Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

Environmental Services ETF (ticker: EVX)

Environmental Services ETF (ticker: EVX)
Frequency Distribution of Premiums and Discounts
Closing Price vs. NAV (unaudited)

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EVX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	Days in Period

Premium/Discount Range	October 16, 2006* through December 31, 2007	Percentage of Total Days

1.4% > x > 1.2%	0	0.0%
1.2% > x > 1.0%	1	0.3%
1.0% > x > 0.8%	1	0.3%
0.8% > x > 0.6%	3	1.0%
0.6% > x > 0.4%	7	2.3%
0.4% > x > 0.2%	15	4.9%
0.2% > x > 0.0%	117	38.5%
0.0% > x > -0.2%	107	35.2%
-0.2% > x > -0.4%	33	10.9%
-0.4% > x > -0.6%	13	4.2%
-0.6% > x > -0.8%	2	0.7%
-0.8% > x > -1.0%	2	0.7%
-1.0% > x > -1.2%	1	0.3%
-1.2% > x > -1.4%	2	0.7%

	304	100.0%

*	First day of secondary market trading.

Environmental Services ETF (ticker: EVX)

EVX PERFORMANCE RECORD AS OF 12/31/07 (unaudited)

	Total Return

	SHARE PRICE	NAV	AXENV

1 Year	17.74%	17.64%	17.87%
Life* (Annualized)	24.98%	24.97%	25.33%
Life* (Cumulative)	31.40%	31.39%	31.85%

* since 10/10/06

Gross Expense Ratio 0.86% / Net Expense Ratio 0.55%

For the period May 1, 2007 to April 30, 2008, the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of average daily net assets per year.

The price used to calculate market return (SHARE PRICE) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting www.vaneck.com/etf.

Sector Weightings* as of December 31, 2007 (unaudited)

*	Percentage of investments. Portfolio is subject to change.

Environmental Services ETF
Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Market Vectors-Environmental Services ETF at commencement with a similar investment in the Amex Environmental Services Index.

Market Vectors-Environmental Services ETF (EVX)
vs. Amex Environmental Services Index (AXENV)

Annualized Total Return 12/31/07	One Year	Since Inception

Environmental Services ETF (NAV)[1]	17.64%	24.97%
Environmental Services ETF (Share Price)[2]	17.74%	24.98%
Amex Environmental Services Index	17.87%	25.33%

1 Commencement date for the Market Vectors-Environmental Services ETF was 10/10/06. Index returns for the index’s performance comparison are calculated as of nearest month end (AXENV, 9/29/06).

2 The price used to calculate market return (Share Price) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting www.vaneck.com/etf.

Van Eck Associates Corporation has an exclusive license with the Amex for exchange-traded funds. Amex is the owner of, and maintains AXENV.

The Amex Environmental Services Index (AVENV) is a trademark of the American Stock Exchange LLC (Amex) which is licensed for use by Van Eck Associates Corporation in connection with the Market Vectors-Environmental Services ETF (EVX). EVX is not sponsored, or endorsed by the Amex and the Amex makes no warranty or representation as to the accuracy and/or completeness of AVENV or the results to be obtained by any person from the use of AVENV in connection with the trading of EVX.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

AXENV is a modified equal-dollar-weighted index comprised of publicly traded companies that engage in business activities that may benefit from the global increase in demand for consumer waste disposal, removal and storage of industrial by-products, and the management of associated resources. AXENV includes common stocks and ADRs of selected companies with market capitalizations greater than $100 million, three-month trading prices greater than $3.00, and three-month daily average traded values greater than $1 million.

Global Alternative Energy ETF (ticker: GEX)

The Market Vectors-Global Alternative Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the performance of the Ardour Global IndexSM (Extra Liquid)1 (AGIXL) by generally investing in common shares of large-, mid- and small-cap companies reflected in the Index. AGIXL, calculated by Dow Jones Indexes on behalf of Ardour Global IndexesSM LLC, is a modified capitalization-weighted, float adjusted index comprised of publicly traded companies engaged in the production of alternative fuels and/or technologies related to the production of alternative energy power. As of December 31, 2007, AGIXL represented 30 publicly traded companies from around the globe.

For the period from the Fund’s commencement date on May 3, 2007 through December 31, 2007 (the “reporting period”), the Fund returned 49.95%, while the Index returned 51.19%.2

Market and Economic Review

In December 2007, the U.S. Congress passed an energy bill, which President Bush signed into law, that features the first increase to CAFÉ (corporate average fuel economy) standards in 32 years as well as a sharp increase in the Renewable Fuels Standard (RFS). The energy bill has two major components to the higher RFS—a portion allocated for conventional biofuels, such as corn-based ethanol and soy-based biodiesel, and a separate category for so-called “advanced” biofuels, such as cellulosic ethanol. The passage of the energy bill put a positive end-note on what was already a strong year for alternative energy companies generally. Increasing energy security concerns, soaring oil prices and a growing awareness of the need for cleaner generation combined to push the sector upward in 2007. That said, some sub-sectors did better than others. Solar and wind companies performed well in general; alternative fuels lagged.

Solar and wind companies experienced the greatest demand-driven growth. In fact, the solar industry continued to be the most rapidly growing industry within the alternative energy group due in part to robust revenue growth. The solar market has enjoyed a compound annual growth rate of 35% for the past four years. Also, many analysts and investors alike believe that the time is not far off when solar electricity rates will reach parity with traditional grid electricity rates. Global solar demand reached approximately 3.4 gigawatts (GW), which was a 70.6% increase over 2006, led by demand growth primarily in Germany and Spain. Indeed, in 2007, Germany was the biggest market for solar power in the world due to its revolutionary feed-in tariff plan, known as the Renewable Energy Act. Germany accounted for approximately 47% of global solar demand, followed by Spain (24.8%), Japan (10.7%), and the U.S. (6.4%).

Within the wind power segment, turbine manufacturers generally benefited from tight market conditions, and wind farm developers enjoyed relatively speedy approval cycles and increasing asset values. All told, the global wind market grew nearly 25% over 2006 to a total global installed capacity base of approximately 2% of total global installed power generation capacity. The U.S., the world’s leading wind market, added about 60% of new wind capacity in 2007 over the prior year. In other segments of the alternative energy market, hydroelectric and geothermal companies benefited from low operating costs. Fuel cell equity performance in 2007 was mixed, with the group producing positive but modest returns.

While ethanol company shares rallied significantly on the news of the Energy Independence and Security Act of 2007 being signed into law on December 19, alternative fuel companies overall lost ground in 2007. Prices of corn and other feedstocks for fuel rose over the year, making biofuels less cost effective than other alternative energy sector segments on a relative basis. Corn prices, for example, were up 18% in 2007 and soybean oil prices increased by 70%. Oversupply also remained an area of concern. Corn-based ethanol capacity was nearly 7.5 billion gallons in 2007, and biodiesel capacity reached approximately 1.7 billion gallons.

It must be noted that July and August were difficult months for the sector as a whole, as alternative energy company shares fell along with the broader equity market. However, the sector generally rebounded in September as recognition grew that alternative energy companies were driven primarily by factors not significantly affected by subprime mortgage and credit market concerns. In fact, the underlying fundamentals of the sector did not change during the year and

Global Alternative Energy ETF (ticker: GEX)

perhaps even improved, as the price of oil soared to an all-time high and political support for the development of alternative energy increased. Any impact of tightening debt markets on new projects was largely offset by government-guaranteed tariffs held by many of these projects. All told, the alternative energy story remained a global one, and the universe of alternative energy stocks continued to grow both organically and from new issues.

Fund Review

The Fund commenced operations with a net asset value of $39.68 per share on May 3, 2007 and ended the period with a net asset value of $59.50 per share on December 31, 2007.

Among the Fund’s ten largest holdings as of December 31, 2007, performance was positive across the board for the reporting period. First Solar, SunPower, Suntech Power Holdings and Q-Cells each generated robust triple-digit gains. Renewable Energy, Vestas Wind Systems, SolarWorld, Verbund, Gamesa Corporacion Tecnologica and Kurita Water Industries each produced strong double-digit returns for the period. [The percentage of the Fund’s net assets allocated to the above mentioned holdings as of December 31: First Solar, 7.6%; SunPower, 4.7%; Suntech Power Holdings, 6.6%; Q-Cells, 6.6%; Renewable Energy, 6.2%; Vestas Wind Systems, 12.5%; SolarWorld, 4.8%; Verbund, 4.5%; Gamesa Corporacion Tecnologica, 6.3%; and Kurita Water Industries, 3.8%.]

The Fund is subject to various risks including those associated with making investments in alternative energy companies such as obsolescence of technology, short product cycles, commodity price volatility, depletion of resources, technical developments and risks associated with companies with a limited operating history.

*     *     *

All references to Fund assets refer to Total Net Assets.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.

“Ardour Global IndexesSM, LLC”, “ARDOUR GLOBAL INDEXSM (Extra Liquid)”, and “ARDOUR-XLSM” are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation. Market Vectors-Global Alternative Energy ETF (GEX) is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in GEX. AGIXL is calculated by Dow Jones Indexes. GEX, based on the AGIXL, is not sponsored, endorsed, sold or promoted by Dow Jones.

Index returns are not Fund returns and do not reflect any management fees or brokerage expenses. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

1 The Ardour Global IndexSM (Extra Liquid) (AGIXL) is a rules based, global, modified capitalization-weighted, float adjusted index comprised of publicly traded companies engaged in the production of alternative fuels and/or technologies related to the production of alternative energy power. The AGIXL represents the 30 stocks in the Ardour Global Index (Composite) with the highest average of daily trading volume and market capitalization. Stocks must have a market capitalization of greater than $100 million on a rebalancing date to be included in the index. Stocks whose market capitalization falls below $50 million as of any rebalancing reconstitution date shall be deleted from the index. Stocks must have a three-month average daily trading price greater than $1.00 per share to be included in the Ardour Global Index (Composite).

2 GEX is passively managed but may not hold each AGIXL component in the same weighting as the AGIXL and is subject to certain expenses that AGIXL is not. GEX thus may not replicate exactly the performance of AGIXL.

Global Alternative Energy ETF (ticker: GEX)

Global Alternative Energy ETF (ticker: GEX)
Frequency Distribution of Premiums and Discounts
Closing Price vs. NAV (unaudited)

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GEX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	Days in Period

Premium/Discount Range	May 9* through December 31, 2007	Percentage of Total Days

1.4% > x > 1.2%	18	11.0%
1.2% > x > 1.0%	16	9.8%
1.0% > x > 0.8%	19	11.6%
0.8% > x > 0.6%	40	24.4%
0.6% > x > 0.4%	37	22.5%
0.4% > x > 0.2%	16	9.8%
0.2% > x > 0.0%	7	4.3%
0.0% > x > -0.2%	2	1.2%
-0.2% > x > -0.4%	4	2.4%
-0.4% > x > -0.6%	4	2.4%
-0.6% > x > -0.8%	0	0.0%
-0.8% > x > -1.0%	1	0.6%
-1.0% > x > -1.2%	0	0.0%
-1.2% > x > -1.4%	0	0.0%

	164	100.0%

*	First day of secondary market trading.

Global Alternative Energy ETF (ticker: GEX)

GEX PERFORMANCE RECORD AS OF 12/31/07 (unaudited)

	Total Return

	SHARE PRICE	NAV	AGIXL

Life since 5/03/07	51.11%	49.95%	51.19%

Gross Expense Ratio 0.73% / Net Expense Ratio 0.65%

The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year at least until May 1, 2008.

The price used to calculate market return (SHARE PRICE) is determined by using the closing price listed on the NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/03/07) to the first day of secondary market trading in shares of the Fund (5/09/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting www.vaneck.com/etf.

Sector Weightings* as of December 31, 2007 (unaudited)

*	Percentage of investments. Portfolio is subject to change.

Global Alternative Energy ETF
Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Market Vectors-Global Alternative Energy ETF
at commencement with a similar investment in the Ardour Global IndexSM (Extra Liquid).

Market Vectors-Global Alternative Energy ETF (GEX)
vs. Ardour Global IndexSM (Extra Liquid) (AGIXL)

Total Return 12/31/07	Since Inception

Global Alternative Energy ETF (NAV)[1]	49.95%
Global Alternative Energy ETF (Share Price)[2]	51.11%
Ardour Global IndexSM (Extra Liquid)	51.19%

1 Commencement date for the Market Vectors-Global Alternative Energy ETF was 5/3/07. Index returns for the index’s performance comparison are calculated as of nearest month end (AGIXL, 4/30/07).

2 The price used to calculate market return (Share Price) is determined by using the closing price listed on the NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/3/07) to the first day of secondary market trading in shares of the Fund (5/9/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting www.vaneck.com/etf.

“Ardour Global IndexesSM, LLC”, “ARDOUR GLOBAL INDEXSM (Extra Liquid)”, and “ARDOUR-XLSM” are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation. Market Vectors-Global Alternative Energy ETF (GEX) is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in GEX. AGIXL is calculated by Dow Jones Indexes. GEX, based on the AGIXL, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in GEX.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Ardour Global IndexSM (Extra Liquid) (AGIXL) is a rules based, global, modified capitalization-weighted, float adjusted index comprised of publicly traded companies engaged in the production of alternative fuels and/or technologies related to the production of alternative energy power. The AGIXL represents the 30 stocks in the Ardour Global IndexSM (Composite) with the highest average of daily trading volume and market capitalization. Stocks must have a market capitalization of greater than $100 million on a rebalancing date to be included in the index. Stocks whose market capitalization falls below $50 million as of any rebalancing reconstitution date shall be deleted from the index. Stocks must have a three-month average daily trading price greater than $1.00 per share to be included in the Ardour Global IndexSM (Composite).

Gold Miners ETF (ticker: GDX)

The Market Vectors-Gold Miners ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the performance of the Amex Gold Miners Index1 (GDM) by generally investing in common shares and ADRs of large-, mid- and small-cap companies comprising GDM. GDM, calculated by the American Stock Exchange (Amex), is a modified market capitalization-weighted index comprised of common stocks and ADRs of publicly traded companies involved primarily in mining for gold. We believe that GDM is the most comprehensive and diversified representation of today’s gold-mining market, currently representing 34 publicly traded issuers from around the globe.

For the year ended December 31, 2007 (the “reporting period”), the Fund returned 16.97%, while the Index returned 17.58%.2

Gold Bullion Market Review

For the twelve-month period, gold bullion prices advanced $197.22 per ounce, or 31.0%, to close on December 31, 2007 at $833.92 per ounce. Since reaching $730 per ounce in May 2006, the gold market essentially trended sideways, with gold bullion prices spending the first half of 2007 in a range between $640 and $690 per ounce, with the exception of a few short-lived declines. This long consolidation ended in September 2007, when gold broke to the upside to reach a new cycle high of $845 per ounce on November 9.

The value of the U.S. dollar was the main driver of the gold bullion price. The U.S. Dollar Index (DXY)3 fell 8.3% over the year, as central banks in Asia, the Middle East and elsewhere reiterated plans to reduce exposure to the U.S. dollar in their foreign exchange reserves. Also, the supply/demand fundamentals for gold improved throughout the year. Mine supply has stagnated since 2001, and some industry forecasts indicate that mine supply will decline more than expected in the coming decade. A key characteristic of this gold cycle is that it has become much more difficult and costly to locate and develop economic gold deposits. Meanwhile, demand from emerging markets such as China, India and Turkey increased consumption of jewelry during the first half of the year. This demand declined somewhat with the increase in gold bullion prices during the second half of 2007, but investment demand more than made up the slack. Gold bullion ETFs became the preferred vehicle to hold physical gold for many investors, with ETF holdings surging in 2007 to over 700 tonnes, a magnitude that ranks with holdings of the largest central banks.

While currency movements and supply/demand fundamentals provided solid support for gold bullion prices, the catalyst for the dramatic move higher was deterioration in credit and banking conditions. Funding issues remained unresolved within the asset-backed commercial paper markets and for structured investment vehicles and conduits. Ultimate commercial bank exposure to these unresolved issues remained unknown. Bond insurance agencies faced potential downgrades, and an increasing number of mortgage lenders faced possible bankruptcy. These conditions caused a global sell-off across all investment asset classes in August 2007, as contagion gripped the financial markets. Gold bullion and gold shares alike were caught up in the selling and saw sharp declines. However, this selling proved to be temporary measures by investors using gold to meet margin requirements or needs to raise cash. Once the bout of contagion passed, fundamental drivers within the gold market were reestablished. Gold bullion and gold shares began to move higher in September in a breakout that propelled them both to new highs, as their perception as a safe haven in the midst of extraordinary financial stress grew.

Gold Shares and Fund Review

While gold shares moved higher, gold equities overall did not keep pace with gold bullion prices during the year. The Fund began the year with a net asset value of $39.87 per share on December 31, 2006 and ended the year with a net asset value of $45.89 per share on December 31, 2007.

Historically, gold stocks have tended to outperform the precious metal in a rising market. While a number of gold stocks did outpace gold bullion by a wide margin in 2007, escalating costs due to rising prices for energy, materials and labor muted equity returns somewhat. Over the course of the year, companies across the board consistently increased forecasts for capital and operating costs, causing industry analysts to downgrade earnings expectations. Part of the underperformance of gold shares was also likely due to substantial dilution through equity offerings in 2007 that were more than double the record number set in 1996. Further, there appeared to be

Gold Miners ETF (ticker: GDX)

excessive year-end portfolio positioning adjustments and/or profit-taking that kept pressure on the shares.

Among the Fund’s ten largest holdings as of December 31, 2007, performance was mixed for the reporting period. Cia de Minas Buenaventura produced a triple-digit return, while Kinross Gold, Barrick Gold, Agnico-Eagle Mines and Goldcorp each generated impressive double-digit returns. Newmont Mining also increased solidly, though more modestly in comparison. In contrast, Yamana Gold, AngloGold Ashanti, Gold Fields and Harmony Gold Mining each saw their shares decline over the period. [The percentage of the Fund’s net assets allocated to the above mentioned holdings as of December 31: Cia de Minas Buenaventura, 4.4%; Kinross Gold, 5.1%; Barrick Gold, 14.3%; Agnico-Eagle Mines, 4.6%; Goldcorp, 10.2%; Newmont Mining, 9.4%; Yamana Gold, 4.4%; AngloGold Ashanti, 5.1%; Gold Fields, 4.5%; and Harmony Gold Mining, 4.4%.]

The Fund is subject to various risks including those associated with making investments in gold-mining companies such as competitive pressures and fluctuations in the price of gold bullion. In times of stable economic growth, the value of gold and other precious metals may be adversely affected.

*   *   *

All references to Fund assets refer to Total Net Assets.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.

The Amex Gold Miners Index (GDM) is a trademark of the American Stock Exchange LLC (Amex) which is licensed for use by Van Eck Associates Corporation in connection with Market Vectors-Gold Miners ETF. The Fund is not sponsored, or endorsed by the Amex and the Amex makes no warranty or representation as to the accuracy and/or completeness of the Index or the results to be obtained by any person from the use of GDM in connection with the trading of the Fund.

Index returns are not Fund returns and do not reflect any management fees or brokerage expenses. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

1 The Amex Gold Miners Index (GDM) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold. GDM includes common stocks and American Depositary Receipts (ADRs) of selected companies with market capitalizations greater than $100 million that have an average daily volume of at least 50,000 shares over the past six months. GDM is calculated and maintained by the American Stock Exchange (Amex).

2 GDX is passively managed but may not hold each GDM component in the same weighting as GDM and is subject to certain expenses that GDM is not. GDX thus may not replicate exactly the performance of GDM.

3 The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

Gold Miners ETF (ticker: GDX)

Gold Miners ETF (ticker: GDX) Frequency Distribution of Premiums and Discounts Closing Price vs. NAV (unaudited)

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GDX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the periods noted.

	Days in Period

Premium/Discount Range	May 22, 2006* through December 31, 2007	Percentage of Total Days

1.4% > x > 1.2%	1	0.3%
1.2% > x > 1.0%	1	0.3%
1.0% > x > 0.8%	3	0.7%
0.8% > x > 0.6%	8	2.0%
0.6% > x > 0.4%	14	3.4%
0.4% > x > 0.2%	75	18.5%
0.2% > x > 0.0%	162	40.0%
0.0% > x > -0.2%	107	26.4%
-0.2% > x > -0.4%	24	5.9%
-0.4% > x > -0.6%	5	1.2%
-0.6% > x > -0.8%	4	1.0%
-0.8% > x > -1.0%	1	0.3%

	405	100.0%

*	First day of secondary market trading.

Gold Miners ETF (ticker: GDX)

GDX PERFORMANCE RECORD AS OF 12/31/07 (unaudited)

	Total Return

	SHARE PRICE	NAV	GDM

1 Year	16.70%	16.97%	17.58%
Life* (Annualized)	10.44%	10.53%	11.14%
Life* (Cumulative)	17.55%	17.70%	18.76%

*	since 05/16/06

Gross Expense Ratio 0.59% / Net Expense Ratio 0.55%

For the period May 1, 2007 to April 30, 2008, the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of average daily net assets per year.

The price used to calculate market return (SHARE PRICE) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/16/06) to the first day of secondary market trading in shares of the Fund (5/22/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting www.vaneck.com/etf.

Geographical Weightings* as of December 31, 2007 (unaudited)

*	Percentage of net assets.
Portfolio is subject to change.

Gold Miners ETF
Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Market Vectors-Gold Miners ETF at commencement with a similar investment in the Amex Gold Miners Index.

Market Vectors-Gold Miners ETF (GDX)
vs. Amex Gold Miners Index (GDM)

Annualized Total Return 12/31/07	One Year	Since Inception

Gold Miners ETF (NAV)[1]	16.97%	10.53%
Gold Miners ETF (Share Price)[2]	16.70%	10.44%
Amex Gold Miners Index	17.58%	11.14%

1 Commencement date for the Market Vectors-Gold Miners ETF was 5/16/06. Index returns for the index’s performance comparison are calculated as of nearest month end (GDM, 4/29/06).

2 The price used to calculate market return (Share Price) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/16/06) to the first day of secondary market trading in shares of the Fund (5/22/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting www.vaneck.com/etf.

Van Eck Associates Corporation has an exclusive license with the Amex for exchange-traded funds. Amex is the owner of, and maintains GDM.

The Amex Gold Miners Index (GDM) is a trademark of the American Stock Exchange LLC (Amex) which is licensed for use by Van Eck Associates Corporation in connection with the Market Vectors-Gold Miners ETF (GDX). GDX is not sponsored, or endorsed by the Amex and the Amex makes no warranty or representation as to the accuracy and/or completeness of GDM or the results to be obtained by any person from the use of GDM in connection with the trading of GDX.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

GDM is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold. GDM includes common stocks and American Depositary Receipts (ADRs) of selected companies with market capitalizations greater than $100 million that have a daily average traded volume of at least 50,000 shares over the past six months.

Nuclear Energy ETF (ticker: NLR)

The Market Vectors-Nuclear Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the performance of the DAXglobal® Nuclear Energy Index1 (DXNE) by generally investing in common shares and depositary receipts of large-, mid- and small-cap companies reflected in the Index. DXNE, calculated by Deutsche Börse AG, is a modified market capitalization-weighted index comprised of publicly traded companies engaged in the nuclear energy business, including uranium miners, uranium enrichment, uranium storage, equipment for use in the provision of nuclear energy, nuclear plant infrastructure, nuclear fuel transportation and nuclear energy generation. As of December 31, 2007, DXNE represented 35 publicly traded companies from around the globe.

For the period from the Fund’s commencement date on August 13, 2007 through December 31, 2007 (the “reporting period”), the Fund declined 6.51%, while the Index returned -5.86%.2

Market and Economic Review

Volatility was high in the nuclear energy sector during the period. During the first half of 2007, the spot price of uranium had appreciated significantly, and as a result, uranium-related equities underwent a similar appreciation in valuations. However, the third quarter of 2007 was the first quarter in three years that the spot uranium price showed weakness, falling approximately 36% as utilities and producers looking to cover contract obligations stepped back from purchasing material. In turn, uranium-related equities sold off over the third quarter and into the end of the year. Nuclear energy market weakness over the second half of the year was exacerbated by the correction in the broader equity market during the same time frame. That said, it is important to note that the term price of uranium did not move down in tandem with the spot price. Term price may actually be the more important of the two as it historically reflects 80% of the total annual volume in the market place and as such reflects true demand. It is also important to note that the underlying market fundamentals buttressing uranium prices remained strong. Mine supply continued to miss guidance, while demand increased, especially in light of surging crude oil prices, growing awareness of the greenhouse effect, energy security issues and expanding power infrastructures within emerging growth nations.

Events of the past year support the thesis that the uranium market will remain tight, with an ongoing imbalance between supply and demand. First, several nation states moved to secure uranium resources. The U.S. and India entered an agreement that, once ratified, will open up the Indian market to the uranium industry. Russia entered into an agreement with Australia that, once ratified, would see the Russians making regular purchases of uranium. Australia also ratified an agreement to open its uranium market to the Chinese and indicated it would sign an offer with India. Further, vertical integration continued within the industry, with several reactor builders moving into the resource end of the fuel cycle.

Consolidation remained a major theme within the industry in 2007, as the competition for uranium resources continued. Among the transactions completed during the year were Paladin Resources securing 82% of the outstanding shares of Summit Resources, so that it now controls the Valhalla and Skal deposits in the Mt. Isa district of Queensland, Australia. Uranium One acquired Urasia Energy to form a $5.0 billion market-cap company. Uranium One also acquired EMC, resulting in a global company that has mining operations on four continents. Areva took over UraMin Resources.

The International Atomic Energy Agency stated there are 439 nuclear power reactors currently in operation globally, operating in 31 countries. Furthermore, there are currently 32 reactors under construction, with the most being built in Russia, India and China. Although the U.S. has the most nuclear capacity of any nation, no new commercial reactor has come on line in the U.S. since May 1996 and there has not been one nuclear reactor built in the U.S. market for the past 30 years. Of 24 proposed new commercial reactors in the U.S. at the end of 2007, two early site permits were approved during the year. Historically, it has taken approximately 12 years from the permitting phase to completion of building a new reactor. Recent Nuclear Regulatory Commission (NRC) parameters could potentially cut this permit-to-build time down to seven years. The current 104 nuclear reactors in the U.S. provide about 20% of the country’s electricity.

Nuclear Energy ETF (ticker: NLR)

Fund Review

The Fund commenced operations with a net asset value of $40.18 per share on August 13, 2007 and ended the period with a net asset value of $35.62 per share on December 31, 2007.

Among the Fund’s ten largest holdings as of December 31, 2007, six produced positive returns. Indeed, Constellation Energy Group, Energy Resources of Australia, Paladin Energy, British Energy Group and Exelon each generated robust double-digit gains.Cameco also advanced, though more modestly.Mitsubishi Heavy, Kajima, Uranium One and JGC, on the other hand, each experienced double-digit declines in their share prices over the reporting period. [The percentage of the Fund’s net assets allocated to the above mentioned holdings as of December 31: Constellation Energy, 8.0%; Energy Resources, 4.6%; Paladin Energy, 4.9%; British Energy Group, 8.0%; Exelon, 7.6%; Cameco, 8.4%; Mitsubishi Heavy, 7.9%; Kajima, 4.6%; Uranium One, 4.5%; and JGC, 4.4%.]

The Fund is subject to various risks including those associated with making investments in nuclear energy companies such as restrictive regulations, accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters, equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials.

*   *   *

All references to Fund assets refer to Total Net Assets.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.

The DAXglobal® Nuclear Energy Index (DXNE), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation in connection with Market Vectors-Nuclear Energy ETF (NLR). Deutsche Börse AG neither sponsors nor endorses NLR and makes no warranty or representation as to the accuracy and/or completeness of DXNE or results to be obtained by any person using DXNE in connection with trading NLR.

Index returns are not Fund returns and do not reflect any management fees or brokerage expenses. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

1 The DAXglobal® Nuclear Energy Index (DXNE) is a global, modified market capitalization-weighted index comprised of publicly traded companies engaged in the nuclear energy business. Only companies with market capitalizations greater than $150 million that have a worldwide average daily trading volume of at least $1 million (over the past six months as well as over each of the past two months) and have maintained a monthly trading volume of 250,000 shares over the past six months are eligible for inclusion in the DXNE.

2 NLR is passively managed but may not hold each DXNE component in the same weighting as the DXNE and is subject to certain expenses that DXNE is not. NLR thus may not replicate exactly the performance of DXNE.

Nuclear Energy ETF (ticker: NLR)

Nuclear Energy ETF (ticker: NLR)
Frequency Distribution of Premiums and Discounts
Closing Price vs. NAV (unaudited)

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for NLR is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	Days in Period

Premium/Discount Range	August 15* through December 31, 2007	Percentage of Total Days

x > 2.0%	3	3.1%
2.0% > x > 1.8%	0	0.0%
1.8% > x > 1.6%	4	4.2%
1.6% > x > 1.4%	3	3.1%
1.4% > x > 1.2%	4	4.2%
1.2% > x > 1.0%	9	9.4%
1.0% > x > 0.8%	11	11.5%
0.8% > x > 0.6%	19	19.8%
0.6% > x > 0.4%	16	16.7%
0.4% > x > 0.2%	12	12.5%
0.2% > x > 0.0%	8	8.3%
0.0% > x > -0.2%	1	1.0%
-0.2% > x > -0.4%	3	3.1%
-0.4% > x > -0.6%	3	3.1%
-0.6% > x > -0.8%	0	0.0%
-0.8% > x > -1.0%	0	0.0%
-1.0% > x > -1.2%	0	0.0%
-1.2% > x > -1.4%	0	0.0%
-1.4% > x > -1.6%	0	0.0%
-1.6% > x > -1.8%	0	0.0%
-1.8% > x > -2.0%	0	0.0%
-2.0% > x	0	0.0%

	96	100.0%

*	First day of secondary market trading.

Nuclear Energy ETF (ticker: NLR)

NLR PERFORMANCE RECORD AS OF 12/31/07 (unaudited)

	Total Return

	SHARE PRICE	NAV	DXNE

Life since 8/13/07	-6.56%	-6.51%	-5.86%

Gross Expense Ratio 0.71% / Net Expense Ratio 0.65%

The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year at least until May 1, 2008.

The price used to calculate market return (SHARE PRICE) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/13/07) to the first day of secondary market trading in shares of the Fund (8/15/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting www.vaneck.com/etf.

Geographical Weightings* as of December 31, 2007 (unaudited)

*	Percentage of net assets. Portfolio is subject to change.

Nuclear Energy ETF Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Market Vectors-Nuclear Energy ETF at commencement with a similar investment in the DAXglobal®Nuclear Energy Index.

Market Vectors-Nuclear Energy ETF (NLR)
vs. DAXglobal® Nuclear Energy Index (DXNE)

Total Return 12/31/07	Since Inception

Nuclear Energy ETF (NAV)[1]	-6.51%
Nuclear Energy ETF (Share Price)[2]	-6.56%
DAXglobal® Nuclear Energy Index	-5.86%

1 Commencement date for the Market Vectors-Nuclear Energy was 8/13/07. Index returns for the index’s performance comparison are calculated as of nearest month end (DXNE, 7/31/07).

2 The price used to calculate market return (Share Price) is determined by using the closing price listed on the NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/13/07) to the first day of secondary market trading in shares of the Fund (8/15/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting www.vaneck.com/etf.

The DAXglobal® Nuclear Energy Index (DXNE), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation in connection with Market Vectors-Nuclear Energy ETF (NLR). Deutsche Börse AG neither sponsors nor endorses NLR and makes no warranty or representation as to the accuracy and/or completeness of DXNE or results to be obtained by any person using DXNE in connection with trading NLR.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

DXNE is a modified market capitalization-weighted index intended to track the movements of securities of companies engaged in the nuclear business that are traded on leading global exchanges. DXNE includes common stocks and depository receipts of selected companies with market capitalizations greater than $150 million and that have a daily average traded volume of at least $1 million over the past six months as well as over each of the past two months. The Index is calculated and maintained by the Deutsche Börse AG.

Russia ETF (ticker: RSX)

The Market Vectors-Russia ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the performance of the Russian stock market, as represented in the DAXglobal® Russia+ Index1 (DXRPUS), by generally investing in stocks and Depositary Receipts (“DRs”) of publicly traded companies that are domiciled in Russia. DXRPUS, calculated by the Deutsche Börse AG, is a market capitalization-weighted index composed of publicly traded Russian issuers engaged in various industries, including oil and gas exploration and production, telecommunications, steel production, metals and mining, and electricity generation. As of December 31, 2007, the DXRPUS represented 40 publicly traded Russian issuers. RSX is currently the only U.S.-based ETF that is focused on the Russian stock market.

For the period from the Fund’s commencement date on April 24, 2007 through December 31, 2007 (the “reporting period”), the Fund returned 33.61%, while the Index returned 33.97%.2

Market and Economic Review

The Russian stock market generated double-digit positive returns for the reporting period, significantly outperforming both the U.S. equity market and global equities broadly. An alignment of factors within Russia—including improved political visibility in advance of its December 2, 2007 Duma elections and its March 2, 2008 presidential elections, progress in domestic energy reform, accelerating economic growth and earnings momentum, and a late-year boost to liquidity in its banking system—combined to support Russian stocks. Also, the Russian equity market saw modest valuations in most sectors. As infrastructure built out, Russian domestic investment grew at 18% in real terms in 2007, and foreign direct investment grew from $8 billion in 2003 to $45 billion in 2007. Further buoying the primarily commodity-driven Russian equity market were record-high world crude oil and other commodity prices, increasingly accommodative U.S. Federal Reserve Board policy and a moderate level of leverage within Russia’s own financial system and economy at large. Such moderate leverage cushioned, though certainly did not eliminate, its fundamental exposure to adverse shocks in the global credit markets and widespread investor risk aversion. Russia’s steel, real estate and energy sectors performed particularly well.

All that said, higher-than-expected inflation, renewed volatility in global markets, year-end caution, an absence of any large Initial Public Offerings (IPOs) and fast ruble appreciation dragged on corporate earnings and dampened equity returns in the Russian market somewhat toward the end of 2007. While Russian equities lagged other emerging equity markets in 2007 overall, its aggregate price/earnings ratio traded at the end of the year below that of Brazil, China and India, which could bode well for its equity market upside potential.

Fund Review

The Fund commenced operations with a net asset value of $39.22 per share on April 24, 2007 and ended the period with a net asset value of $52.29 per share on December 31, 2007.

Among the Fund’s ten largest holdings as of December 31, 2007, Vimpelcom generated triple-digit gains. Mobile Telesystems, Gazprom Neft, Gazprom, Norilsk Nickel and Rosneft Oil each produced strong double-digit returns. Sberbank and LUKOIL also advanced, though more modestly. VTB Bank and Surgutneftegaz lost ground. [The percentage of the Fund’s net assets allocated to the above mentioned holdings as of December 31: Vimpelcom, 4.8%; Mobile Telesystems, 4.7%; Gazprom Neft, 4.3%; Gazprom, 7.7%; Norilsk Nickel, 6.8%; Rosneft Oil, 8.2%; Sberbank, 7.6%; LUKOIL, 7.8%; VTB Bank, 4.4%; and Surgutneftegaz, 4.4%.]

The Fund is subject to various risks including those associated with making investments in Russian companies such as the absence of developed legal structures, national policies, expropriation, potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of the Russian market.

*   *   *

Russia ETF (ticker: RSX)

All references to Fund assets refer to Total Net Assets.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.

The DAXglobal® Russia+ Index (DXRPUS), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation in connection with Market Vectors-Russia ETF (RSX). Deutsche Börse AG neither sponsors nor endorses RSX and makes no warranty or representation as to the accuracy and/or completeness of DXRPUS or results to be obtained by any person from using DXRPUS in connection with trading RSX.

Index returns are not Fund returns and do not reflect any management fees or brokerage expenses. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

1 The DAXglobal® Russia+ Index (DXRPUS) is a modified market capitalization-weighted index comprised of publicly traded companies that are domiciled in Russia. DXRPUS includes common stocks and DRs of selected companies with market capitalizations greater than $150 million and that have a daily average traded volume of at least $1 million over the past six months. The Index is calculated and maintained by the Deutsche Börse.

2 RSX is passively managed but may not hold each DXRPUS component in the same weighting as DXRPUS and is subject to certain expenses that DXRPUS is not. RSX thus may not replicate exactly the performance of DXRPUS.

Russia ETF (ticker: RSX)

Russia ETF (ticker: RSX)
Frequency Distribution of Premiums and Discounts
Closing Price vs. NAV (unaudited)

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RSX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	Days in Period

Premium/Discount Range	April 30* through December 31, 2007	Percentage of Total Days

x > 2.0%	12	7.0%
2.0% > x > 1.8%	8	4.7%
1.8% > x > 1.6%	6	3.5%
1.6% > x > 1.4%	11	6.4%
1.4% > x > 1.2%	17	9.9%
1.2% > x > 1.0%	14	8.2%
1.0% > x > 0.8%	16	9.4%
0.8% > x > 0.6%	15	8.8%
0.6% > x > 0.4%	16	9.4%
0.4% > x > 0.2%	16	9.4%
0.2% > x > 0.0%	15	8.8%
0.0% > x > -0.2%	5	2.9%
-0.2% > x > -0.4%	5	2.9%
-0.4% > x > -0.6%	5	2.9%
-0.6% > x > -0.8%	1	0.6%
-0.8% > x > -1.0%	2	1.1%
-1.0% > x > -1.2%	0	0.0%
-1.2% > x > -1.4%	2	1.1%
-1.4% > x > -1.6%	3	1.8%
-1.6% > x > -1.8%	0	0.0%
-1.8% > x > -2.0%	1	0.6%
-2.0% > x	1	0.6%

	171	100.0%

*	First day of secondary market trading.

Russia ETF (ticker: RSX)

RSX PERFORMANCE RECORD AS OF 12/31/07 (unaudited)

	Total Return

	SHARE PRICE	NAV	DXRPUS

Life since 4/24/07	30.16%	33.61%	33.97%

Gross Expense Ratio 0.70% / Net Expense Ratio 0.69%

The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.69% of average daily net assets per year at least until May 1, 2008.

The price used to calculate market return (SHARE PRICE) is determined by using the closing price listed on the NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/07) to the first day of secondary market trading in shares of the Fund (4/30/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting www.vaneck.com/etf.

Sector Weightings* as of December 31, 2007 (unaudited)

*	Percentage of net assets.
Portfolio is subject to change.

Russia ETF Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Market Vectors-Russia ETF at commencement with a similar investment in the DAXglobal Russia+ Index.

Market Vectors-Russia ETF (RSX)
vs. DAXglobal Russia+ Index (DXRPUS)

Total Return 12/31/07	Since Inception

Russia ETF (NAV)[1]	33.61%
Russia ETF (Share Price)[2]	30.16%
DAXglobal Russia+ Index	33.97%

[1] Commencement date for the Market Vectors-Russia ETF was 4/24/07. Index returns for the index’s performance comparison are calculated as of nearest month end (DXRPUS, 4/30/07).

[2] The price used to calculate market return (Share Price) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/07) to the first day of secondary market trading in shares of the Fund (4/30/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888. MKT.VCTR or by visiting www.vaneck.com/etf.

The DAXglobal® Russia+ Index (DXRPUS), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation in connection with Market Vectors-Russia ETF (RSX). Deutsche Börse AG neither sponsors nor endorses RSX and makes no warranty or representation as to the accuracy and/or completeness of DXRPUS or results to be obtained by any person from using DXRPUS in connection with trading RSX.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

DXRPUS is a modified market capitalization-weighted index comprised of publicly traded companies that are domiciled in Russia. DXRPUS includes common stocks and DRs of selected companies with market capitalizations greater than $150 million and that have a daily average traded volume of at least $1 million over the past six months. The Index is calculated and maintained by the Deutsche Börse AG.

Steel ETF (ticker: SLX)

The Market Vectors-Steel ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the performance of the Amex Steel Index1 (STEEL) by generally investing in common shares and ADRs of large-, mid- and small-cap companies reflected in the Index. STEEL, calculated by the American Stock Exchange (Amex), is a modified market capitalization-weighted index comprised of common stocks and ADRs of publicly traded companies that are primarily involved in a variety of activities related to steel production, including the operation of mills, manufacturing steel, the fabrication of steel shapes or products, or the extradition and reduction of iron ore. We believe that STEEL is currently the most broadly diversified index specifically designed as an effective benchmark for the steel industry, representing more companies than any other steel index and encompassing a broad, global range of companies across the market capitalization spectrum. As of December 31, 2007, STEEL represented 30 publicly traded issuers from around the globe.

For the year ended December 31, 2007 (the “reporting period”), the Fund returned 84.36%, while the Index returned 84.84%.2 It is well worth noting that SLX finished the year 2007 as the top-performing U.S. exchange-traded fund in terms of annual return.3

Market and Economic Review

Most steel stocks significantly outperformed the broad equity market during 2007, with many hitting new record highs, even as economic concerns heightened. For the year as a whole, stocks of steel mills and integrated steel companies were the strongest performers, followed by service centers and specialty steel companies. Several factors combined to push steel equities upward. First and foremost was global economic growth. As economies such as those in China, India and Brazil continued to grow, so, too, did demand for infrastructure development, construction and manufacturing–and hence steel. Other hot spots for steel demand during 2007 included the Middle East, Russia and Eastern Europe. Another factor that kept steel stocks rising through the reporting period was the aging of the world’s fleet of cargo ships, which required steel to build new replacement ships. Ongoing merger and acquisition activity, which reinforced both pricing and discipline, further boosted steel stocks.

While U.S. steel prices dropped modestly over the year as a whole, they rose from September 2007 onward, as the market tightened significantly, with demand, albeit slowed, continuing to outpace supply. Demand for steel slowed by approximately 6.5% in 2007 versus 2006 due primarily to weak auto and residential construction markets. Still, non-residential and infrastructure construction market demand remained relatively healthy despite credit concerns. Also, steel consumption within the energy market was up, supported by rising rig counts. Non-defense capital goods orders saw some decrease in momentum, and the Industrial Production Index, considered a broad-based proxy for steel demand, experienced slowing growth rates but remained in positive territory. With all that, domestic production capacity fell short of domestic consumption by approximately 30% in 2007. Indeed, low supply was far more a driver of rising steel prices during the fourth quarter of 2007 than was demand. There was a dramatic drawdown in inventory throughout 2007, with service center inventories standing at only 2.6 months of supply at the end of the year compared to a twelve-year average of 3.2 months. Meanwhile, continued low levels of U.S. pricing versus other world markets plus high freight rates and a weak dollar made it unattractive for U.S. steel buyers to use the import markets to obtain supply. Imports experienced a 30% year-over-year decline. At the same time, U.S. export markets were quite strong, driven by these same factors–continuing weakness in the U.S. dollar and rising steel prices in Europe and China.

Fund Review

The Fund began with a net asset value of $46.38 per share on December 31, 2006 and ended 2007 with a net asset value of $85.02 per share.

Among the Fund’s ten largest holdings as of December 31, 2007, performance was robust for the reporting period, with nine of the ten producing impressive gains. Cia Siderurgica Nacional, Cia Vale do Rio Doce and Rio Tinto each generated triple-digit returns. ArcelorMittal, Gerdau, POSCO, United States Steel, Ternium and Nucor each saw its shares surge as well, with each posting double-digit increases. The only one of the top ten holdings to lose ground for the annual period was

Steel ETF (ticker: SLX)

Allegheny Technologies. [The percentage of the Fund’s net assets allocated to the above mentioned holdings as of December 31: Cia Siderurgica Nacional, 4.6%; Cia Vale do Rio Doce, 13.9%; Rio Tinto, 13.9%; ArcelorMittal, 14.9%; Gerdau, 4.5%; POSCO, 7.3%; United States Steel, 4.6%; Ternium, 4.6%; Nucor, 4.4%; and Allegheny Technologies, 4.4%.]

The Fund is subject to various risks including those associated with making investments in steel companies such as competitive pressures, fluctuations in the price of steel, changes in government regulation, world events and economic conditions.

*   *   *

All references to Fund assets refer to Total Net Assets.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.

The Amex Steel Index (STEEL) is a trademark of the American Stock Exchange LLC (Amex) which is licensed for use by Van Eck Associates Corporation in connection with Market Vectors-Steel ETF. The Fund is not sponsored or endorsed by the Amex and the Amex makes no warranty or representation as to the accuracy and/or completeness of STEEL or the results to be obtained by any person from the use of STEEL in connection with the trading of the Fund.

Index returns are not Fund returns and do not reflect any management fees or brokerage expenses. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

1 The Amex Steel Index (STEEL) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in steel production and fabrication, or mining and processing of iron ore. STEEL includes common stocks and ADRs of selected companies with market capitalizations greater than $100 million and a daily average traded volume of at least $1 million over the past three months. STEEL is calculated and maintained by the American Stock Exchange (Amex).

2 SLX is passively managed but may not hold each STEEL component in the same weighting as STEEL and is subject to certain expenses that STEEL is not. SLX thus may not replicate exactly the performance of STEEL.

3 http://www.etftrends.com/2007/12/2007-top-etf-pe.html#more

Steel ETF (ticker: SLX)

Steel ETF (ticker: SLX)
Frequency Distribution of Premiums and Discounts
Closing Price vs. NAV (unaudited)

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SLX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	Days in Period

Premium/Discount Range	October 16, 2006* through December 31, 2007	Percentage of Total Days

1.2% > x > 1.0%	0	0.0%
1.0% > x > 0.8%	0	0.0%
0.8% > x > 0.6%	3	1.0%
0.6% > x > 0.4%	6	2.0%
0.4% > x > 0.2%	18	5.9%
0.2% > x > 0.0%	124	40.8%
0.0% > x > -0.2%	109	35.9%
-0.2% > x > -0.4%	27	8.9%
-0.4% > x > -0.6%	10	3.3%
-0.6% > x > -0.8%	5	1.6%
-0.8% > x > -1.0%	1	0.3%
-1.0% > x > -1.2%	1	0.3%

	304	100.0%

*	First day of secondary market trading.

Steel ETF (ticker: SLX)

SLX PERFORMANCE RECORD AS OF 12/31/07 (unaudited)

	Total Return

	SHARE PRICE	NAV	STEEL

One Year	84.36%	84.36%	84.84%
Life* (annualized)	84.33%	84.30%	85.20%
Life* (cumulative)	111.48%	111.44%	112.70%

*	since 10/10/06

Gross Expense Ratio 0.62% / Net Expense Ratio 0.55%

For the period May 1, 2007 to April 30, 2008, the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of average daily net assets per year.

The price used to calculate market return (SHARE PRICE) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting www.vaneck.com/etf.

Geographical Weightings* as of December 31, 2007 (unaudited)

*	Percentage of net assets.
Portfolio is subject to change.

Steel ETF Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Market Vectors-Steel ETF at commencement with a similar investment in the Amex Steel Index.

Market Vectors-Steel ETF (SLX)
VS. Amex Steel Index (STEEL)

Annualized Total Return 12/31/07	One Year	Since Inception

Steel ETF (NAV)[1]	84.36%	84.30%
Steel ETF (Share Price)[2]	84.36%	84.33%
Amex Steel Index	84.84%	85.20%

1 Commencement date for the Market Vectors-Steel ETF was 10/10/06. Index returns for the index’s performance comparison are calculated as of nearest month end (STEEL, 9/30/07).

2 The price used to calculate market return (Share Price) is determined by using the closing price listed on the Amex. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888. MKT.VCTR or by visiting www.vaneck.com/etf.

Van Eck Associates Corporation has an exclusive license with the Amex for exchange-traded funds. Amex is the owner of, and maintains STEEL.

The Amex Steel Index (STEEL) is a trademark of the American Stock Exchange LLC (Amex) which is licensed for use by Van Eck Associates Corporation in connection with the Market Vectors-Steel ETF (SLX). SLX is not sponsored, or endorsed by the Amex and the Amex makes no warranty or representation as to the accuracy and/or completeness of the Indices or the results to be obtained by any person from the use of the Indices in connection with the trading of the Market Vectors ETFs.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

STEEL is a modified market capitalization-weighted index comprised of common stocks and ADRs of selected companies that are primarily involved in a variety of activities that are related to steel production, including the operation of mills manufacturing steel, the fabrication of steel shapes or products, or the extraction and reduction of iron ore. STEEL includes common stocks and ADRs of selected companies with market capitalizations greater than $100 million and a daily average traded volume of at least $1 million over the past three months.

Market Vectors ETF Trust
Explanation of Expenses (unaudited)

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31,2007	Annualized Expense Ratio	Expenses Paid During Period* July 1, 2007- December 31, 2007

Agribusiness ETF***
Actual	$1,000.00	$1,387.00	0.65%	$3.91
Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31

Environmental Services ETF
Actual	$1,000.00	$1,011.90	0.55%	$2.79
Hypothetical**	$1,000.00	$1,022.43	0.55%	$2.80

Global Alternative Energy ETF
Actual	$1,000.00	$1,391.20	0.65%	$3.92
Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31

Gold Miners ETF
Actual	$1,000.00	$1,231.10	0.55%	$3.07
Hypothetical**	$1,000.00	$1,022.43	0.55%	$2.80

Nuclear Energy ETF***
Actual	$1,000.00	$934.92	0.65%	$3.17
Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31

Russia ETF
Actual	$1,000.00	$1,324.60	0.69%	$4.04
Hypothetical**	$1,000.00	$1,021.73	0.69%	$3.52

Steel ETF
Actual	$1,000.00	$1,297.20	0.55%	$3.18
Hypothetical**	$1,000.00	$1,022.43	0.55%	$2.80

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2007), multiplied by the average value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

***

For comparative purposes, the information presented covers a six month period even though the commencement of operations for Agribusiness ETF was August 31, 2007 and for Nuclear Energy ETF was August 13, 2007.

[This Page Intentionally Left Blank]

Agribusiness ETF Schedule of Investments December 31, 2007

Number of Shares		Value

COMMON STOCKS: 100.0%
Argentina: 0.3%
103,320	Cresud S.A. (ADR)	$2,056,068

Australia: 0.9%
498,125	ABB Grains Ltd. #	3,691,152
1,156,024	AWB Ltd. †#	2,955,979

		6,647,131

Canada: 9.7%
412,764	Potash Corp. of Saskatchewan	59,421,505
681,454	Saskatchewan Wheat Pool, Inc. *	9,203,893

		68,625,398

China/Hong Kong: 1.4%
11,909,900	China Agri-Industries Holdings Ltd. *#	7,873,897
9,942,040	Pine Agritech Ltd. #	2,100,002

		9,973,899

Japan: 4.4%
1,155,392	Komatsu Ltd #	30,986,655

Malaysia: 4.5%
13,558,300	IOI Corp. Bhd. #	31,547,048

Mexico: 0.8%
1,610,736	Gruma SA de CV (Class B)	5,388,158

Netherlands: 4.6%
490,804	CNH Global N.V.	32,304,719

Norway: 4.7%
729,912	Yara International ASA #	33,566,445

Singapore: 6.0%
5,193,435	Olam International Ltd. #	10,215,973
8,608,702	Wilmar International Ltd. †#	31,989,266

		42,205,239

Switzerland: 4.3%
603,082	Syngenta A.G. (ADR) †	30,552,134

United States: 58.4%
305,704	AGCO Corp *	20,781,758
447,261	Agrium, Inc.	32,296,717
1,233,001	Archer-Daniels-Midland Co.	57,248,236
140,148	Aventine Renewable Energy Holdings, Inc. *†	1,788,288
245,762	Bunge Ltd. †	28,609,154
186,497	CF Industries Holdings Inc	20,525,860
249,803	Corn Products International, Inc.	9,180,260
271,520	Darling International, Inc. *	3,138,771
611,838	Deere & Co.	56,974,355
40,937	Gehl Co. *†	656,629
39,229	Lindsay Corp. †	2,773,098
55,091	MGP Ingredients, Inc. †	518,957

Number of Shares		Value

United States: (continued)
496,455	Monsanto Co.	$55,449,059
135,534	Pacific Ethanol, Inc. *†	1,112,734
222,166	Pilgrim’s Pride Corp. †	6,431,706
448,277	Smithfield Foods Inc. *	12,964,171
298,767	Terra Industries Inc. *†	14,269,112
59,759	The Andersons, Inc. †	2,677,203
621,985	The Mosaic Co. *	58,678,065
953,336	Tyson Foods, Inc.	14,614,641
175,082	UAP Holdings Corp.	6,758,165
310,056	VeraSun Energy Corp. *†	4,737,656

		412,184,596

Total Common Stocks (Cost: $621,911,476)		706,037,490

Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $621,911,476)		706,037,490

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 7.2% (Cost: $50,608,200)
	Bank of New York Institutional
50,608,200	Cash Reserve	50,608,200

Total Investments: 107.2% (Cost: $672,519,676)		756,645,690
Liabilities in excess of other assets: (7.2)%		(50,400,631)

NET ASSETS: 100.0%		$706,245,059

*	Non-income producing

†	Security fully or partially on loan. Total market value of securities on loan is $48,480,988.

#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $154,926,417 which represented 21.9% of net assets.

ADR — American Depositary Receipt

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Agricultural Chemicals	44.2%	$312,036,020
Agricultural Equipment	27.9	196,862,392
Agriproduct Operations	2.6	18,651,347
Ethanol/Biodiesel	20.5	144,477,214
Livestock Operations	4.8	34,010,517

	100.0%	$706,037,490

See Notes to Financial Statements

Environmental Services ETF Schedule of Investments December 31, 2007

Number of Shares		Value

COMMON STOCKS: 100.1%
Canada: 1.9%
81,914	Waste Services, Inc. *†	$702,003

France: 10.2%
40,608	Veolia Environnement (ADR)	3,694,516

United States: 88.0%
112,063	Allied Waste Industries, Inc. *	1,234,934
50,502	American Ecology Corp.	1,185,787
87,204	Basin Water, Inc. *†	721,177
74,149	Calgon Carbon Corp. *†	1,178,228
54,389	Casella Waste Systems, Inc. *†	709,232
22,858	Clean Harbors, Inc. *†	1,181,759
43,803	Covanta Holding Corp. *	1,211,591
102,337	Darling International, Inc. *	1,183,016
56,697	Fuel Tech, Inc. *†	1,284,187
23,976	Layne Christensen Co. *†	1,179,859
70,759	Metalico, Inc. *†	767,027
26,148	Metal Management, Inc.	1,190,518
26,148	Nalco Holding Co.	1,273,004
223,116	Newpark Resources, Inc. *	1,215,982
114,902	Republic Services, Inc.	3,602,178
20,474	Shaw Group Inc. *	1,237,448
60,044	Stericycle, Inc. *	3,566,614
54,939	Tetra Tech, Inc. *†	1,181,189
39,767	Waste Connections, Inc. *	1,228,800
33,943	Waste Industries USA, Inc.†	1,232,131
110,265	Waste Management, Inc.	3,602,358
123,622	WCA Waste Corp. *	798,598

		31,965,617

Total Common Stocks (Cost: $34,315,526)		36,362,136

Number of Shares		Value

MONEY MARKET FUND: 0.2% (Cost $87,257)
87,257	Fidelity Institutional Money Market Fund - Treasury Portfolio Class III Shares	$87,257

Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $34,402,783)		36,449,393

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 17.9% (Cost $6,482,045)

6,482,045	Bank of New York Institutional Cash Reserve	6,482,045

Total Investments: 118.2% (Cost $40,884,828)		42,931,438
Liabilities in excess of other assets: (18.2)%		(6,619,683)

NET ASSETS: 100.0%		$36,311,755

*	Non-income producing

†	Security fully or partially on loan. Total market value of securities on loan is $6,254,563.

ADR — American Depositary Receipt

Summary of Investments by Industry Excluding Collateral for Securities Loaned (unaudited)	Investments	% of Value

Alternative Waste Technologies	6.6%	$2,361,244
Energy-Alternate Sources	3.3	1,211,591
Engineering/R&D Services	3.4	1,237,448
Environmental Consulting & Engineering	6.7	2,465,376
Hazardous Waste Disposal	16.3	5,934,160
Miscellaneous Building & Construction	3.2	1,179,859
Non-hazardous Waste Disposal	36.0	13,110,234
Oil-Field Services	3.3	1,215,982
Recycling	5.4	1,957,545
Water	15.6	5,688,697
Money Market Fund	0.2	87,257

	100.0%	$36,449,393

See Notes to Financial Statements

Global Alternative Energy ETF
Schedule of Investments
December 31, 2007

Number of Shares		Value

COMMON STOCKS: 100.1%
Austria: 4.5%
154,476	Verbund - Oesterreichische Elektrizis A.G. #	$10,738,030

China/Hong Kong: 16.0%
568,552	Dongfang Electrical Machinery #	4,751,253
91,796	JA Solar Holdings Co., Ltd. (ADR)*	6,408,279
85,802	LDK Solar Co., Ltd. (ADR) †*	4,033,552
190,097	Suntech Power Holdings Co. Ltd. (ADR)(USD) *	15,648,785
61,193	Trina Solar Ltd. (ADR) †*	3,292,183
103,964	Yingli Green Energy Holding Co. Ltd. (ADR) †*	4,023,407

		38,157,459

Denmark: 12.5%
275,874	Vestas Wind Systems A/S *#	29,789,102

Germany: 15.4%
87,462	Conergy A.G. †#	3,083,665
141,385	Nordex A.G. *#	6,470,146
110,584	Q-Cells A.G. *#	15,733,727
190,109	Solarworld A.G. #	11,445,919

		36,733,458

Japan: 3.8%
295,404	Kurita Water Industries Ltd. #	8,909,925

Norway: 6.2%
295,781	Renewable Energy Corp A.S. *#	14,835,942

Spain: 7.7%
322,261	Gamesa Corporacion Tecnologica S.A. #	14,911,193
108,251	Solaria Energia y Medio Ambiente SA *†#	3,379,862

		18,291,054

United States: 34.0%
137,711	American Superconductor Corp. *	3,765,019
5	Aventine Renewable Energy Holdings, Inc. *	64
207,085	AVX Corp.	2,779,081
240,390	Cree Inc. †*	6,603,513
133,282	Energy Conversion Devices, Inc. †*	4,484,939
300,298	Evergreen Solar, Inc. †*	5,186,147
67,381	First Solar, Inc. *	18,000,160
264,748	FuelCell Energy, Inc. †*	2,626,300
184,848	Headwaters, Inc. *	2,170,116
203,423	International Rectifier Corp. *	6,910,279
85,873	Itron, Inc. *	8,241,232
368,421	Kemet Corp. *	2,442,631
62,455	Ormat Technologies, Inc.	3,435,650

Number of Shares		Value

United States: (continued)
2	Pacific Ethanol, Inc. †*	$16
84,953	Sunpower Corp. Class A †*	11,077,022
205,397	VeraSun Energy Corp. †*	3,138,466

		80,860,635

Total Common Stocks (Cost: $206,864,775)		238,315,605

MONEY MARKET FUND: 2.3% (Cost: $5,370,494)
5,370,494	Fidelity Institutional Money Market Fund - Treasury Portfolio Class III Shares	5,370,494

Total Investments Before Collateral for Securities Loaned: 102.4% (Cost: $212,235,269)		243,686,099

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 9.2% (Cost: $22,000,867)
22,000,867	Bank of New York Institutional Cash Reserve	22,000,867

Total Investments: 111.6% (Cost: $234,236,136)		265,686,966
Liabilities in excess of other assets: (11.6)%		(27,668,475)

NET ASSETS: 100.0%		$238,018,491

*	Non-income producing

†	Security fully or partially on loan. Total market value of securities on loan is $21,295,960.

#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $124,048,764 which represented 52.1% of net assets.

ADR – American Depositary Receipt

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Alternate Energy Sources	49.7%	$120,999,948
Batteries & Battery Systems	1.8	4,484,939
Electric Services	5.8	14,173,679
Power Conversion & Supply Equipment	24.2	59,005,359
Semiconductors and Related Devices	11.1	26,976,736
Superconductor Products & Systems	1.5	3,765,019
Water Treatment Systems	3.7	8,909,925
Money Market Fund	2.2	5,370,494

	100.0%	$243,686,099

See Notes to Financial Statements

Gold Miners ETF
Schedule of Investments
December 31, 2007

Number of Shares		Value

COMMON STOCKS: 99.9%
Canada: 59.3%
1,210,011	Agnico-Eagle Mines Ltd. †	$66,102,901
2,427,861	Aurizon Mines Ltd. *	9,444,379
4,900,235	Barrick Gold Corp.	206,054,882
8,928,821	Coeur D’Alene Mines Corp. *†	44,108,376
4,335,093	Crystallex International Corp. *†	9,884,012
5,701,955	Eldorado Gold Corp. *†	33,071,339
1,945,571	Gammon Gold Inc. *†	15,584,024
4,330,419	Goldcorp, Inc. †	146,931,117
3,007,428	Great Basin Gold Ltd. *†	7,999,758
1,995,770	Hecla Mining Co. *†	18,660,449
4,865,176	Iamgold Corp. †	39,407,926
3,971,681	Kinross Gold Corp. *†	73,078,930
806,654	Minefinders Corp. *†	9,115,190
2,204,011	Orezone Resources, Inc. *	2,666,853
1,267,392	PAN American Silver Corp. *†	44,270,003
3,686,675	Silver Wheaton Corp. *	62,562,875
4,887,634	Yamana Gold, Inc. †	63,245,984

		852,188,998

Peru: 4.4%
1,108,283	Cia de Minas Buenaventura S.A. (ADR)	62,728,818

South Africa: 14.0%
1,725,214	AngloGold Ashanti Ltd. (ADR)	73,856,411
4,547,808	Gold Fields Ltd. (ADR)	64,578,874
6,148,140	Harmony Gold Mining Co Ltd. (ADR)*†	63,387,323

		201,822,608

United Kingdom: 5.6%
1,140,607	Randgold Resources Ltd. (ADR)	42,350,738
1,032,232	Silver Standard Resources, Inc. (ADR)*†	37,707,435

		80,058,173

United States: 16.6%
972,331	Apex Silver Mines Ltd. *†	14,818,324
907,364	Gold Reserve, Inc. *†	4,718,293
3,863,962	Golden Star Resources Ltd. *†	12,210,120
1,532,546	Metallica Resources, Inc. *	8,352,376
1,950,575	Nevsun Resources Ltd. *	4,642,369
2,774,162	Newmont Mining Corp.	135,462,330
4,212,266	Northgate Minerals Corp. *	12,763,166
479,221	Royal Gold, Inc. †	14,625,825

Number of Shares		Value

United States: (continued)
615,848	Seabridge Gold, Inc. *†	$18,130,565
1,436,190	Tanzanian Royalty Exploration Corp. *†	9,579,387
546,171	Vista Gold Corp. *†	2,741,778

		238,044,533

Total Common Stocks (Cost: $1,422,980,442)		1,434,843,130

MONEY MARKET FUND: 4.8% (Cost: $68,772,782)
68,772,782	Fidelity Institutional Money Market Fund - Treasury Portfolio Class III Shares	68,772,782

Total Investments Before Collateral for Securities Loaned: 104.7% (Cost: $1,491,753,224)		1,503,615,912

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 15.4% (Cost: $221,583,452)
221,583,452	Bank of New York Institutional Cash Reserve	221,583,452

Total Investments: 120.1% (Cost: $1,713,336,676)		1,725,199,364
Liabilities in excess of other assets: (20.1)%		(288,769,698)

NET ASSETS: 100.0%		$1,436,429,666

*	Non-income producing

†	Security fully or partially on loan. Total market value of securities on loan is $210,862,754.

ADR – American Depositary Receipt

Summary of Investments by Industry Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Gold	84.2%	$1,266,369,303
Silver	10.6	159,358,637
Copper	0.6	9,115,190
Money Market Fund	4.6	68,772,782

	100.0%	$1,503,615,912

See Notes to Financial Statements

Nuclear Energy ETF
Schedule of Investments
December 31, 2007

Number of Shares		Value

COMMON STOCKS: 100.1%
Australia: 11.9%
794,696	Alliance Resources Ltd. *#	$907,925
371,664	Bannerman Resources Ltd. *#	1,161,405
3,230,733	Deep Yellow Ltd. *#	1,063,584
342,253	Energy Resources of Australia Ltd. † #	5,768,162
1,057,898	Paladin Energy Ltd. *#	6,181,572

		15,082,648

Canada: 24.2%
212,886	Aurora Energy Resources, Inc. *	2,918,433
552,774	Denison Mines Corp. *	4,979,139
363,749	First Uranium Corp. †*	3,482,880
223,460	Forsys Metals Corp. *	772,074
242,256	Fronteer Development Group, Inc. *	2,444,774
169,483	Laramide Resources Ltd. *	1,088,730
523,722	Mega Uranium Ltd. *	1,804,200
211,135	Strathmore Minerals Corp. *	472,778
355,159	Tournigan Gold Corp. *	471,410
530,671	UEX Corp. *	3,554,117
631,266	Uranium One, Inc. *	5,647,782
189,385	Uranium Participation Corp. †*	2,016,755
267,980	Ur-Energy, Inc. *	961,193

		30,614,264

Japan: 26.0%
569,900	Hitachi Plant Technologies Ltd. †#	2,260,792
2,518,000	IHI Corp. #	5,199,207
324,100	JGC Corp. #	5,557,083
1,782,500	Kajima Corp #	5,785,433
2,342,500	Mitsubishi Heavy Industries Ltd. #	9,954,071
128,700	Taihei Dengyo Kaisha, Ltd. #	1,118,638
284,600	Toshiba Plant Systems & Services Corp. #	2,618,784
84,800	UTOC Corp. #	314,789

		32,808,798

United Kingdom: 8.6%
927,939	British Energy Group PLC #	10,161,281
120,201	Nufcor Uranium Ltd. *	753,707

		10,914,989

United States: 29.4%
53,126	American Ecology Corp.	1,247,398
266,076	Cameco Corp.	10,592,486
29,737	Central Vermont Public Service Corp.	917,089
98,231	Constellation Energy Group, Inc.	10,071,624
117,144	Exelon Corp.	9,563,636
152,400	Uranium Resources, Inc. *	1,901,952

Number of Shares		Value

United States: (continued)
321,829	USEC, Inc. *	$2,896,461

		37,190,647

Total Common Stocks (Cost: $136,626,873)		126,611,346

MONEY MARKET FUND: 4.5% (Cost: $5,728,758)
5,728,758	Fidelity Institutional Money Market Fund - Treasury Portfolio Class III Shares	$5,728,758

Total Investments Before Collateral for Securities Loaned: 104.6% (Cost: $142,355,631)		132,340,104

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 7.0% (Cost $8,834,356)
8,834,356	Bank of New York Institutional Cash Reserve	8,834,356

Total Investments: 111.6% (Cost: $151,189,987)		141,174,460
Liabilities in excess of other assets: (11.6)%		(14,721,517)

NET ASSETS: 100.0%		$126,452,943

*	Non-income producing

†	Security fully or partially on loan. Total market value of securities on loan is $8,333,363.

#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $58,052,727 which represented 45.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Nuclear Fuel Transport	1.2%	$1,562,188
Nuclear Plant Builder	24.5	32,494,009
Nuclear Power Generation	23.2	30,713,631
Uranium Enrichment	2.2	2,896,461
Uranium Miners	40.3	53,297,275
Uranium Storage	4.3	5,647,782
Money Market Fund	4.3	5,728,758

	100.0%	$132,340,104

See Notes to Financial Statements

Russia ETF
Schedule of Investments
December 31, 2007

Number of Shares		Value

COMMON STOCKS: 100.2%
Basic Materials: 25.5%
407,086	Evraz Group S.A. Reg S (GDR) #R	$31,648,693
202,431	JSC MMC Norilsk Nickel (ADR) #	54,724,709
1,029,546	Magnitogorsk Iron & Steel Works Reg S (GDR) #R	17,194,075
159,118	Mechel OAO (ADR)	15,456,723
687,394	Novolipetsk Steel (GDR) *#R	28,010,804
361,283	Polymetal Reg S (GDR) *#R	2,592,937
218,639	Polyus Gold Co. (ADR) #	9,961,988
1,155,773	Severstal Reg S (GDR) †#R	25,998,414
487,309	Uralkali (GDR) *	18,152,260

		203,740,603

Communications: 16.7%
1,798,063	Central Telecommunication Co.	1,675,795
479,351	Comstar United TeleSystems Reg S (GDR) #R	5,986,592
174,238	CTC Media, Inc. *	5,261,988
46,235	Golden Telecom, Inc. *	4,667,423
369,612	Mobile TeleSystems OJSC (ADR)	37,622,805
1,003,912	North-West Telecom #	1,699,646
139,323	Rostelecom (ADR)	9,689,915
13,686,407	Sibirtelecom JSC #	1,634,978
553,410	Sistema JSFC Reg S (GDR) *#R	23,105,514
36,802,921	Uralsvyazinform #	2,240,047
928,930	Vimpel-Communications OAO (ADR)	38,643,488
280,271	Volga Telecom #	1,632,335

		133,860,526

Consumer, Cyclical: 0.6%
1,265,489	Aeroflot *	4,682,309

Consumer, Non-Cyclical: 2.6%
173,387	Pharmstandard Reg S (GDR) *R	4,768,143
50,470	Wimm-Bill-Dann Foods OJSC (ADR)	6,613,589
248,296	X5 Retail Group N.V. Reg S (GDR) *#R	9,009,165

		20,390,897

Energy: 38.0%
1,087,598	Gazprom Neft OAO (ADR) †	34,182,661
181,718	Intergra Group Reg S (GDR) *R	3,074,668
727,453	LUKOIL (ADR) #	62,649,905
348,252	Novatek OAO Reg S (GDR) #R	26,739,765
1,092,533	OAO Gazprom (ADR) *#	61,735,624
6,805,405	Rosneft Oil Co. (GDR) †#	65,974,400
569,535	Surgutneftegaz ADR †#	34,881,106
124,945	Taftnet Reg S (GDR) *#	15,080,230

		304,318,359

Number of Shares		Value

Financial: 14.6%
422,321	Bank VTB North-West *	$762,336
565,742	PIK Group Reg S (GDR) *†#R	17,193,964
14,495,857	Sberbank RF #	61,065,697
257,309	Sistema Hals Reg S (GDR) *R	2,508,763
3,427,028	VTB Bank OJSC Reg S (GDR) *†R	34,955,686

		116,486,446

Industrial: 1.4%
250,313	OAO TMK Reg S (GDR) *†R	$11,264,085

Utilities: 0.8%
5,431,552	Irkutskenergo	6,463,547

Total Common Stocks (Cost: $725,802,062)		801,206,772

MONEY MARKET FUND: 3.4% (Cost: $27,385,197)
27,358,197	Fidelity Institutional Money Market Fund - Treasury Portfolio Class III Shares	27,358,197

Total Investments Before Collateral for Securities Loaned: 103.6% (Cost: $753,160,259)		828,564,969

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 9.6% (Cost: $76,867,591)
76,867,591	Bank of New York Institutional Cash Reserve	76,867,591

Total Investments: 113.2% (Cost: $830,027,850)		905,432,560
Liabilities in excess of other assets: (13.2)%		(105,363,598)

NET ASSETS: 100.0%		$800,068,962

*	Non-income producing

†	Security fully or partially on loan. Total market value of securities on loan is $74,621,063.

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $560,760,588 which represented 70.1% of net assets.

R

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

ADR — American Depositary Receipt

See Notes to Financial Statements

Steel ETF
Schedule of Investments
December 31, 2007

Number of Shares		Value

COMMON STOCKS: 99.9%
Brazil: 22.9%
128,019	Cia Siderurgica Nacional S.A. (ADR) †	$11,466,662
1,064,704	Cia Vale do Rio Doce (ADR) †	34,783,880
385,335	Gerdau S.A. (ADR) †	11,178,568

		57,429,110

Canada: 2.4%
430,545	Gerdau Ameristeel Corp. †	6,122,350

Luxemburg: 4.6%
287,559	Ternium S.A. (ADR) †	11,533,991

Mexico: 0.7%
159,697	Grupo Simec SAB de CV (ADR) *†	1,652,864

Netherlands: 14.9%
483,454	ArcelorMittal (USD) †	37,395,167

Russia: 4.3%
110,948	Mechel OAO (ADR) †	10,777,489

South Korea: 7.3%
121,130	POSCO (ADR) †	18,219,163

United States: 42.8%
22,002	A.M. Castle & Co.	598,234
111,008	AK Steel Holding Corp. *	5,133,010
128,937	Allegheny Technologies, Inc.	11,140,157
48,930	Carpenter Technology Corp.	3,678,068
41,647	Cleveland-Cliffs, Inc.	4,198,018
116,405	Commercial Metals Co.	3,428,127
39,127	Esmark, Inc. *	552,865
29,752	Gibraltar Industries, Inc.	458,776
10,639	LB Foster Co. *†	550,355
25,936	Metal Management, Inc.	1,180,866
186,615	Nucor Corp.	11,051,340
10,678	Olympic Steel, Inc.	338,599
37,061	Quanex Corp. †	1,923,466
74,501	Reliance Steel & Aluminum Co.	4,037,954
83,185	Rio Tinto Plc (ADR) †	34,929,382
28,431	Schnitzer Steel Industries, Inc.	1,965,435
96,117	Steel Dynamics, Inc.	5,725,690
95,365	Timken Co.	3,132,740
96,022	United States Steel Corp.	11,610,020
6,629	Universal Stainless & Alloy *	235,794
81,205	Worthington Industries, Inc.	1,451,945

		107,320,841

Total Common Stocks (Cost: $233,719,728)		250,450,975

Number of Shares		Value

MONEY MARKET FUND: 0.1% (Cost: $257,884)
257,884	Fidelity Institutional Money Market Fund - Treasury Portfolio Class III Shares	$257,884

Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $233,977,612)		250,708,859

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 30.4% (Cost: $76,361,632)
76,361,632	Bank of New York Institutional Cash Reserve	76,361,632

Total Investments: 130.4% (Cost: $310,339,244)		327,070,491
Liabilities in excess of other assets: (30.4)%		(76,249,672)

NET ASSETS: 100.0%		$250,820,819

*	Non-income producing

†	Security fully or partially on loan. Total market value of securities on loan is $73,809,292.

USD — United States Dollar

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Diversified	27.8%	$69,713,262
Metal Processors & Fabricators	6.3	15,741,661
Specialty Steel	4.5	11,375,951
Steel Producers	61.3	153,620,101
Money Market Fund	0.1	257,884

	100.0%	$250,708,859

See Notes to Financial Statements

Market Vectors ETF Trust

Statements of Assets and Liabilities December 31, 2007

	Agribusiness ETF	Environmental Services ETF

Assets:
Investments, at value (1) (2)	$706,037,490	$36,449,393
Short term investment held as collateral for securities loaned (3)	50,608,200	6,482,045
Cash denominated in foreign currency (4)	105,381	—
Receivables:
Investment securities sold	73,000	4,457,874
Shares sold	60,394,984	10,470,642
Dividends and interest	247,946	42,214
Prepaid expenses	—	646

Total assets	817,467,001	57,902,814

Liabilities:
Payables:
Investment securities puchased	60,119,780	4,154,140
Collateral for securities loaned	50,608,200	6,482,045
Shares redeemed	—	10,470,642
Due to Adviser	282,261	15,630
Due to custodian	118,483	382,831
Deferred Trustee fees	2,129	2,007
Accrued expenses	91,089	83,764

Total liabilities	111,221,942	21,591,059

Net Assets	$706,245,059	$36,311,755

Shares outstanding	12,450,000	700,000

Net asset value, redemption and offering price per share	$56.73	$51.87

Net Assets consist of:
Aggregate paid in capital	$622,177,008	$34,265,554
Unrealized appreciation (depreciation) of investments and foreign currency transactions	84,103,474	2,046,610
Accumulated net investment loss	(6,548)	(409)
Undistributed (accumulated) net realized gain (loss)	(28,875)	—

	$706,245,059	$36,311,755

(1) Value of securities on loan	$48,480,988	$6,254,563

(2) Cost of Investments	$621,911,476	$34,402,783

(3) Cost of short term investment held as collateral for securities loaned	$50,608,200	$6,482,045

(4) Cost of cash denominated in foreign currency	$129,164	$—

See Notes to Financial Statements

	Global Alternative Energy ETF	Gold Miners ETF	Nuclear Energy ETF	Russia ETF	Steel ETF

Assets:
Investments, at value (1) (2)	$243,686,206	$1,503,615,912	$132,340,104	$828,564,969	$250,708,859
Short term investment held as collateral for securities loaned (3)	22,000,867	221,583,452	8,834,356	76,867,591	76,361,632
Cash denominated in foreign currency (4)	14,302	—	—	—	—
Receivables:
Investment securities sold	—	10,883,189	—	26,465,238	15,741,988
Shares sold	13,703,605	136,972,387	3,541,686	60,425,437	25,758,092
Dividends and interest	103,446	393,925	78,054	1,384,528	408,892
Prepaid expenses	11,149	61,737	—	2,895	13,715

Total assets	279,519,575	1,873,510,602	144,794,200	993,710,658	368,993,178

Liabilities:
Payables:
Investment securities puchased	12,135,740	107,154,809	3,542,447	113,913,587	14,447,790
Collateral for securities loaned	22,000,867	221,583,452	8,834,356	76,867,591	76,361,632
Shares redeemed	—	36,026,393	—	—	25,758,092
Due to Adviser	86,842	467,526	43,859	266,157	98,747
Due to custodian	7,178,684	71,603,063	5,861,676	2,208,284	1,413,959
Deferred Trustee fees	1,665	48,002	784	4,069	5,290
Accrued expenses	97,286	197,691	58,135	382,008	86,849

Total liabilities	41,501,084	437,080,936	18,341,257	193,641,696	118,172,359

Net Assets	$238,018,491	$1,436,429,666	$126,452,943	$800,068,962	$250,820,819

Shares outstanding	4,000,000	31,302,500	3,550,000	15,300,000	2,950,000

Net asset value, redemption and offering price per share	$59.50	$45.89	$35.62	$52.29	$85.02

Net Assets consist of:
Aggregate paid in capital	$207,056,442	$1,446,070,978	$143,759,033	$726,950,388	$233,955,311
Unrealized appreciation (depreciation) of investments and foreign currency transactions	31,447,623	11,862,689	(10,009,428)	75,404,710	16,731,247
Accumulated net investment loss	(4,663)	(21,247,188)	(6,666,936)	—	(444)
Undistributed (accumulated) net realized gain (loss)	(480,911)	(256,813)	(629,726)	(2,286,136)	134,705

	$238,018,491	$1,436,429,666	$126,452,943	$800,068,962	$250,820,819

(1) Value of securities on loan	$21,295,960	$210,862,754	$8,333,363	$74,621,063	$73,809,292

(2) Cost of Investments	$212,235,269	$1,491,753,224	$142,355,631	$753,160,259	$233,977,612

(3) Cost of short term investment held as collateral for securities loaned	$22,000,867	$221,583,452	$8,834,356	$76,867,591	$76,361,632

(4) Cost of cash denominated in foreign currency	$17,593	$—	$—	$—	$—

See Notes to Financial Statements

Market Vectors ETF Trust

Statements of Operations

	Agribusiness ETF	Environmental Services ETF

	For the Period August 31, 2007* through December 31, 2007	Year Ended December 31, 2007

Income:
Dividends	$567,633	$366,851
Interest	6,004	1,851
Securities lending income	77,749	52,452
Foreign taxes withheld	(8,671)	(16,912)

Total income	642,715	404,242

Expenses:
Management fees	$509,538	$155,589
Professional fees	69,012	58,294
Insurance	—	6,804
Trustees’ fees and expenses	5,426	877
Reports to shareholders	23,957	12,000
Indicative optimized portfolio value	4,812	—
Custodian fees.	23,899	7,650
Registration fees	23,066	2,160
Transfer agent fees	52	1,224
Fund accounting fees	703	21,586
Other	10,421	2,560

Total expenses	670,886	268,744
Expenses assumed by the Adviser	—	(97,596)

Net expenses	662,399	171,148

Net investment income (loss)	(28,171)	233,094

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold.	(28,875)	224,864
Net realized gain on in-kind redemptions	12,773,041	4,924,893
Net realized loss on foreign currency transactions	(11,081)	—
Net change in unrealized appreciation (depreciation) of investments	84,126,014	(1,448,623)
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities	(22,540)	—

Net realized and unrealized gain (loss) on investments	96,836,559	3,701,134

Net Increase (Decrease) in Net Assets Resulting from Operations.	$96,808,388	$3,934,228

*	Commencement of operations.

See Notes to Financial Statements

	Global Alternative Energy ETF	Gold Miners ETF	Nuclear Energy ETF	Russia ETF	Steel ETF

	For the Period May 3, 2007* through December 31, 2007	Year Ended December 31, 2007	For the Period August 13, 2007* through December 31, 2007	For the Period April 24, 2007* through December 31, 2007	Year Ended December 31, 2007

Income:
Dividends	$42,132	$4,574,659	$202,016	$2,705,439	$2,075,136
Interest	38,061	38,527	4,689	188,071	42,791
Securities lending income	304,146	407,915	14,223	59,825	86,489
Foreign taxes withheld	(3,595)	(288,460)	(6,227)	(416,769)	(107,779)

Total income	380,744	4,732,641	214,881	2,536,566	2,096,637

Expenses:
Management fees	$290,571	$3,778,313	$161,817	$815,023	$614,615
Professional fees	50,349	219,054	37,526	83,530	77,023
Insurance	6,125	119,064	—	13,693	6,804
Trustees’ fees and expenses	5,144	90,627	1,918	12,011	9,421
Reports to shareholders	25,190	163,273	13,580	53,906	19,280
Indicative optimized portfolio value	14,995	—	5,057	32,044	—
Custodian fees.	14,230	55,838	2,371	92,506	10,211
Registration fees	7,425	65,889	4,651	18,057	4,132
Transfer agent fees	515	4,800	121	2,744	1,264
Fund accounting fees	10,488	—	1,765	14,369	24,656
Other	2,023	2,400	1,699	6,211	2,560

Total expenses	427,055	4,499,258	230,505	1,144,094	769,966
Expenses assumed by the Adviser	(49,312)	(343,114)	(20,143)	(19,360)	(93,890)

Net expenses	377,743	4,156,144	210,362	1,124,734	676,076

Net investment income (loss)	3,001	576,497	4,519	1,411,832	1,420,561

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold.	(480,911)	2,020,168	(612,401)	(2,286,136)	815,329
Net realized gain on in-kind redemptions	9,585,283	140,527,843	1,508,987	784,513	38,485,576
Net realized loss on foreign currency transactions	(14,584)	—	(23,557)	—	—
Net change in unrealized appreciation (depreciation) of investments	31,450,830	3,986,491	(10,015,527)	75,404,710	12,026,273
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities	(3,207)	—	6,099	—	—

Net realized and unrealized gain (loss) on investments	40,537,411	146,534,502	(9,136,399)	73,903,087	51,327,178

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,540,412	$147,110,999	$(9,131,880)	$75,314,919	$52,747,739

See Notes to Financial Statements

Market Vectors ETF Trust

Statements of Changes in Net Assets

	Agribusiness ETF	Environmental Services ETF

	For the Period August 31, 2007* through December 31, 2007	Year Ended December 31, 2007	For the Period October 10, 2006* through December 31, 2006

Operations:
Net investment income (loss)	$(28,171)	$233,094	$20,553
Net realized gain (loss) on investments and foreign currency transactions	(39,956)	224,864	32,382
Net realized gain on in-kind redemptions	12,773,041	4,924,893	653,712
Net change in unrealized appreciation (depreciation) of investments and foreign denominated assets and liabilities	84,103,474	(1,448,623)	3,495,233

Net increase (decrease) in net assets resulting from operations	96,808,388	3,934,228	4,201,880

Dividends to shareholders from:
Net investment income	—	(378,000)	(20,962)
Net realized capital gains	—	—	(24,038)
Return of capital	—	—	—

Total dividends	—	(378,000)	(45,000)

Equalization:
Undistributed net investment income included in price of shares sold and redeemed	—	—	—

Share transactions:**
Proceeds from sale of shares	662,295,402	44,857,494	40,377,031
Cost of shares redeemed	(52,858,731)	(52,196,646)	(4,439,232)

Increase (decrease)in net assets resulting from share transactions	609,436,671	(7,339,152)	35,937,799

Total increase (decrease) in net assets	706,245,059	(3,782,924)	40,094,679
Net Assets, beginning of period	—	40,094,679	—

Net Assets, end of period***	$706,245,059	$36,311,755	$40,094,679

*** Including accumulated net investment loss	$(6,548)	$(409)	$(409)

** Shares of Common Stock Issued ($0.001 par value)
Shares sold	13,450,000	850,000	1,000,000
Shares redeemed.	(1,000,000)	(1,050,000)	(100,000)

Net increase (decrease)	12,450,000	(200,000)	900,000

*       Commencement of operations.

See Notes to Financial Statements

	Global Alternative Energy ETF	Gold Miners ETF		Nuclear Energy ETF	Russia ETF	Steel ETF

	For the Period May 3, 2007* through December 31, 2007	Year Ended December 31, 2007	For the Period May 16, 2006* through December 31, 2006	For the Period August 13, 2007* through December 31, 2007	For the Period April 24, 2007* through December 31, 2007	Year Ended December 31, 2007	For the Period October 10, 2006* through December 31, 2006

Operations:
Net investment income (loss)	$3,001	$576,497	$1,086,709	$4,519	$1,411,832	$1,420,561	$72,531
Net realized gain (loss) on investments and foreign currency transactions	(495,495)	2,020,168	(1,154,010)	(635,958)	(2,286,136)	815,329	5,219
Net realized gain on in-kind redemptions	9,585,283	140,527,843	19,928,237	1,508,987	784,513	38,485,576	629,543
Net change in unrealized appreciation (depreciation) of investments and foreign denominated assets and liabilities	31,447,623	3,986,491	7,876,198	(10,009,428)	75,404,710	12,026,273	4,704,974

Net increase (decrease) in net assets resulting from operations	40,540,412	147,110,999	27,737,134	(9,131,880)	75,314,919	52,747,739	5,412,267

Dividends to shareholders from:
Net investment income	—	(20,824,613)	(1,161,788)	(6,710,250)	(1,496,000)	(1,430,750)	(72,975)
Net realized capital gains	—	—	—	—	—	—	(5,219)
Return of capital	—	—	—	—	—	—	(52,306)

Total dividends	—	(20,824,613)	(1,161,788)	(6,710,250)	(1,496,000)	(1,430,750)	(130,500)

Equalization:
Undistributed net investment income included in price of shares sold and redeemed	—	—	293,896	—	—	—	—

Share transactions:**
Proceeds from sale of shares	248,659,187	1,983,660,551	559,115,184	179,008,546	760,974,175	344,600,297	41,138,582
Cost of shares redeemed	(51,181,108)	(1,114,212,916)	(145,288,781)	(36,713,473)	(34,724,132)	(186,836,675)	(4,680,141)

Increase (decrease)in net assets resulting from share transactions	197,478,079	869,447,635	413,826,403	142,295,073	726,250,043	157,763,622	36,458,441

Total increase (decrease) in net assets	238,018,491	995,734,021	440,695,645	126,452,943	800,068,962	209,080,611	41,740,208
Net Assets, beginning of period	—	440,695,645	—	—	—	41,740,208	—

Net Assets, end of period***	$238,018,491	$1,436,429,666	$440,695,645	$126,452,943	$800,068,962	$250,820,819	$41,740,208

*** Including accumulated net investment loss	$(4,663)	$(21,247,188)	$(75,079)	$(6,666,936)	$—	$(444)	$(444)

** Shares of Common Stock Issued ($0.001 par value)
Shares sold	5,000,000	45,900,000	14,752,500	4,500,000	16,100,000	4,700,000	1,000,000
Shares redeemed.	(1,000,000)	(25,650,000)	(3,700,000)	(950,000)	(800,000)	(2,650,000)	(100,000)

Net increase (decrease)	4,000,000	20,250,000	11,052,500	3,550,000	15,300,000	2,050,000	900,000

See Notes to Financial Statements

Market Vectors ETF Trust

Financial Highlights

For a share outstanding throughout the period:

	Agribusiness ETF		Environmental Services ETF

	For the Period August 31, 2007* through December 31, 2007		Year Ended December 31, 2007	For the Period October 10, 2006* through December 31, 2006

Net Asset Value, Beginning of Period	$40.90		$44.55	$39.93

Income from Investment Operations:
Net Investment Income (loss)	—	(b)	0.33	0.02
Net Realized and Unrealized Gain (Loss) on Investments	15.83		7.53	4.65

Total from Investment Operations	15.83		7.86	4.67

Less Dividends from:
Net Investment Income	—		(0.54)	(0.05)
Short-term Capital Gains	—		—	—
Return of Capital	—		—	—

Total Dividends	—		(0.54)	(0.05)

Net Asset Value, End of Period	$56.73		$51.87	$44.55

Total Return (a)	38.70	%(d)	17.64%	11.70	%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000’s)	$706,245		$36,312	$40,095
Ratio of Gross Expenses to Average Net Assets	0.65	%(c)	0.86%	1.40	%(c)
Ratio of Net Expenses to Average Net Assets	0.65	%(c)	0.55%	0.54	%(c)
Ratio of Net Investment Income to Average Net Assets	(0.02	)%(c)	0.75%	0.24	%(c)
Portfolio Turnover Rate	4%		3%	3%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)	Amount represents less than +/- $0.005 per share.

(c)	Annualized.

(d)	Not annualized.

*	Commencement of operations.

See Notes to Financial Statements

	Global Alternative Energy ETF		Gold Miners ETF			Nuclear Energy ETF

	For the Period May 3, 2007* through December 31, 2007		Year Ended December 31, 2007	For the Period May 16, 2006* through December 31, 2006		For the Period August 13, 2007* through December 31, 2007

Net Asset Value, Beginning of Period	$39.68		$39.87	$39.72		$40.18

Income from Investment Operations:
Net Investment Income (loss)	—	(b)	0.11	0.11		0.05
Net Realized and Unrealized Gain (Loss) on Investments	19.82		6.66	0.16		(2.66)

Total from Investment Operations	19.82		6.77	0.27		(2.61)

Less Dividends from:
Net Investment Income	—		(0.75)	(0.12)		(1.95)
Short-term Capital Gains	—		—	—		—
Return of Capital	—		—	—		—

Total Dividends	—		(0.75)	(0.12)		(1.95)

Net Asset Value, End of Period	$59.50		$45.89	$39.87		$35.62

Total Return (a)	49.95	%(d)	16.97%	0.67	%(d)	(6.51	)%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000’s)	$238,018		$1,436,430	$440,696		$126,453
Ratio of Gross Expenses to Average Net Assets	0.73	%(c)	0.59%	0.68	%(c)	0.71	%(c)
Ratio of Net Expenses to Average Net Assets	0.65	%(c)	0.55%	0.55	%(c)	0.65	%(c)
Ratio of Net Investment Income to Average Net Assets	0.01	%(c)	0.08%	0.69	%(c)	0.01	%(c)
Portfolio Turnover Rate	5%		1%	4%		10%

	Russia ETF		Steel ETF

	For the Period April 24, 2007* through December 31, 2007		Year Ended December 31, 2007	For the Period October 10, 2006* through December 31, 2006

Net Asset Value, Beginning of Period	$39.22		$46.38	$40.51

Income from Investment Operations:
Net Investment Income (loss)	0.10		0.53	0.08
Net Realized and Unrealized Gain (Loss) on Investments	13.08		38.60	5.94

Total from Investment Operations	13.18		39.13	6.02

Less Dividends from:
Net Investment Income	(0.11)		(0.49)	(0.08)
Short-term Capital Gains	—		—	(0.01)
Return of Capital	—		—	(0.06)

Total Dividends	(0.11)		(0.49)	(0.15)

Net Asset Value, End of Period	$52.29		$85.02	$46.38

Total Return (a)	33.61	%(d)	84.36%	14.85	%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000’s)	$800,069		$250,821	$41,740
Ratio of Gross Expenses to Average Net Assets	0.70	%(c)	0.62%	1.34	%(c)
Ratio of Net Expenses to Average Net Assets	0.69	%(c)	0.55%	0.54	%(c)
Ratio of Net Investment Income to Average Net Assets	0.86	%(c)	1.15%	0.79	%(c)
Portfolio Turnover Rate	33%		5%	1%

See Notes to Financial Statements

Market Vectors ETF Trust

Notes To Financial Statements
December 31, 2007
Note 1–Fund Organization–Market Vectors ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and currently consists of seven investment portfolios: Agribusiness ETF, Environmental Services ETF, Global Alternative Energy ETF, Gold Miners ETF, Nuclear Energy ETF, Russia ETF and Steel ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored by the American Stock Exchange (“Amex”), the Deutsche Börse A.G. (“DAXglobal®”), or Ardour Global Indexes LLC (“Ardour”). The Funds and their respective Indices and commencement of operations dates are presented below:

Fund	Commencement of Operations	Index

Agribusiness ETF	August 31, 2007	DAXglobal® Agribusiness Index
Environmental Services ETF	October 10, 2006	Amex Environmental Services Index
Global Alternative Energy ETF	May 3, 2007	Ardour Global Index—(Extra Liquid)
Gold Miners ETF	May 16, 2006	Amex Gold Miners Index
Nuclear Energy ETF	August 13, 2007	DAXglobal® Nuclear Energy Index
Russia ETF	April 24, 2007	DAXglobal® Russia+ Index
Steel ETF	October 10, 2006	Amex Steel Index

Note 2–Significant Accounting Policies–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation–Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B.

Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

D.

Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

E.

Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned.

F.

Change in Accounting Policy–Effective January 1, 2007, the Funds discontinued the accounting practice known as “Equalization” and reclassified equalization credits of $293,896 in Gold Miners ETF from the equalization account to aggregate paid in capital. This change had no effect on the net assets or net asset value of any of the Funds.

G.	Use of Derivative Instruments

Option Contracts–Each Fund may invest in call and put options on securities to seek performance that corresponds to the Index and in managing cash flows. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or

Market Vectors ETF Trust

Notes To Financial Statements

other causes. Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid. There were no options outstanding at December 31, 2007.

Forward Foreign Currency Contracts–Each Fund may enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are “marked-to-market” daily at the closing prices of such currencies and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund’s securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. At December 31, 2007, there were no open forward foreign currency contracts in the Funds.

Futures–Each Fund may buy and sell futures contracts. The Funds may engage in these transactions to seek performance that corresponds to the Index and in managing cash flows. A futures contract is an agreement between two parties to buy or sell a specified instrument at a set price on a future date. Realized gains and losses from futures contracts are reported separately. The Funds did not have any futures contracts outstanding at December 31, 2007.

Equity Swaps–Each Fund may enter into equity swaps to seek performance that corresponds to the Index and in managing cash flows. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. A Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statements of Assets and Liabilities. The Fund collateralizes 100% of the notional amount of the swap. Such amounts are reflected in the Statements of Assets and Liabilities as cash-initial margin. At December 31, 2007, the Funds had no outstanding equity swaps.

Note 3–Investment Management and Other Agreements–Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2008, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses do not exceed the expense caps listed in the table below.

The expense caps and the amounts assumed by the Adviser for the year ended December 31, 2007, are as follows:

Fund	Expense Cap	Expenses Assumed By the Adviser

Agribusiness ETF	0.65%	$—
Environmental Services ETF	0.55%	97,596
Global Alternative Energy ETF	0.65%	49,312
Gold Miners ETF	0.55%	343,114
Nuclear Energy ETF	0.65%	20,143
Russia ETF	0.69%	19,360
Steel ETF	0.55%	93,890

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4–Investments–For the year ended December 31, 2007, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding capital share transactions described in Note 6) were as follows:

	Cost of Investments Purchased	Proceeds from Investments Sold

Agribusiness ETF	$34,695,957	$11,450,408
Environmental Services ETF	1,083,407	942,321
Global Alternative Energy ETF	9,885,031	5,214,382
Gold Miners ETF	65,438,214	11,507,087
Nuclear Energy ETF	8,839,966	19,613,262
Russia ETF	164,900,372	85,435,550
Steel ETF	6,644,436	10,286,878

Note 5–Income Taxes–As of December 31, 2007, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Agribusiness ETF	$672,519,676	$95,548,949	$11,422,935	$84,126,014
Environmental Services ETF	40,884,828	3,461,260	1,414,650	2,046,610
Global Alternative Energy ETF	234,266,522	35,456,549	4,036,105	31,420,444
Gold Miners ETF	1,717,454,189	74,845,114	67,099,939	7,745,175
Nuclear Energy ETF	152,112,170	2,279,235	13,216,945	(10,937,710)
Russia ETF	830,492,798	77,233,187	2,293,425	74,939,762
Steel ETF	310,345,865	22,814,330	6,089,704	16,724,626

Market Vectors ETF Trust

Notes To Financial Statements

At December 31, 2007, the components of accumulated earnings on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Long Term Capital Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total

Agribusiness ETF	$—	$(35,423)	$—	$84,103,474	$84,068,051
Environmental Services ETF	—	—	(409)	2,046,610	2,046,201
Global Alternative Energy ETF	—	(455,188)	—	31,417,237	30,962,049
Gold Miners ETF	—	(17,374,013)	(12,474)	7,745,175	(9,641,312)
Nuclear Energy ETF	—	(6,374,478)	—	(10,931,611)	(17,306,089)
Russia ETF	—	(1,821,189)	—	74,939,762	73,118,573
Steel ETF	141,326	—	(444)	16,724,626	16,865,508

The tax character of dividends paid to shareholders during the period ended December 31, 2007 and December 31, 2006, were as follows:

	2007 Dividends	2006 Dividends

Fund	Ordinary Income	Ordinary Income	Tax Return of Capital

Agribusiness ETF	$—	$—	$—
Environmental Services ETF	378,000	45,000	—
Global Alternative Energy ETF	—	—	—
Gold Miners ETF	20,824,613	1,161,788	—
Nuclear Energy ETF	6,710,250
Russia ETF	1,496,000	—	—
Steel ETF	1,430,750	78,194	52,306

Net capital losses, currency losses and losses on investments in Passive Foreign Investment Companies incurred after October 31, and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the period ended December 31, 2007, the Funds’ intend to defer to January 1, 2008 for federal tax purposes post-October capital and currency losses and losses on investments in Passive Foreign Investment Companies as follows:

	Currency Losses	Capital Losses	PFIC Losses

Agribusiness ETF	$6,548	$—	$—
Environmental Services ETF	—	—	—
Global Alternative Energy ETF	4,663	382,912	—
Gold Miners ETF	—	—	$17,374,013
Nuclear Energy ETF	—	106,145	5,768,164
Russia ETF	—	771,441	—
Steel ETF	—	—	—

At December 31, 2007, the Funds had capital loss carryforwards available to offset future capital gains, expiring in the year ended December 31, 2015, as follows:

Fund	Amount

Agribusiness ETF	$28,875
Environmental Services ETF	—
Global Alternative Energy ETF	67,613
Gold Miners ETF	—
Nuclear Energy ETF	500,169
Russia ETF	1,049,748
Steel ETF	—

During the period ended December 31, 2007, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, dividends deemed paid upon shareholder redemption of Fund shares, and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed net investment income (loss), undistributed net realized gains (losses) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Undistributed Net Investment Income	Increase (Decrease) in Undistributed Realized Gains	Increase (Decrease) in Aggregate Paid in Capital

Agribusiness ETF	$21,623	$(12,761,960)	$12,740,337
Environmental Services ETF	144,905	(5,158,101)	5,013,196
Global Alternative Energy ETF	(7,664)	(9,570,699)	9,578,363
Gold Miners ETF	(923,993)	(142,164,269)	143,088,262
Nuclear Energy ETF	38,795	(1,502,755)	1,463,960
Russia ETF	84,168	(784,513)	700,345
Steel ETF	10,189	(39,166,200)	39,156,011

Note 6–Capital Share Transactions–As of December 31, 2007, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with a par value per share of $0.001. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of equity securities constituting the Funds’ underlying index plus a small amount of cash. For the period ended December 31, 2007, the Trust had in-kind contributions and in-kind redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions

Agribusiness ETF	$626,963,982	$41,042,221
Environmental Services ETF	29,201,545	36,861,190
Global Alternative Energy ETF	221,269,752	28,179,998
Gold Miners ETF	1,779,396,995	985,853,368
Nuclear Energy ETF	163,257,849	16,754,266
Russia ETF	652,693,475	4,854,611
Steel ETF	313,484,038	152,499,321

Note 7–Concentration of Risk–The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 8–Trustee Deferred Compensation Plan–The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement,

Market Vectors ETF Trust

Notes To Financial Statements

disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York, the securities lending agent and also the Fund’s custodian. The Funds may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the Bank of New York Institutional Cash Reserve. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The loans outstanding and the collateral received at the end of the period were as follows:

Fund	Value of Securities Loaned	Value of Collateral

Agribusiness ETF	$48,480,988	$50,608,200
Environmental Services ETF	6,254,563	6,482,045
Global Alternative Energy ETF	21,295,960	22,000,867
Gold Miners ETF	210,862,754	221,583,452
Nuclear Energy ETF	8,333,363	8,834,356
Russia ETF	74,621,063	76,867,591
Steel ETF	73,809,292	76,361,632

Note 10—New Accounting Policies—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2007). The Funds adopted the provisions of FIN 48, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Funds’ financial statements.

Note 11—Regulatory Matters—In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities of the Agribusiness ETF, Environmental Services ETF, Global Alternative Energy ETF, Gold Miners ETF, Nuclear Energy ETF, Russia ETF and Steel ETF (collectively the “Funds” comprising Market Vectors ETF Trust), including the schedules of investments, as of December 31, 2007, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Market Vectors ETF Trust at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
March 4, 2008

Market Vectors ETF Trust

Board of Trustees/Officers (unaudited)
Phillip D. DeFeo served as Chairman of the Board and Trustee of the Trust from its inception until he passed away on November 29, 2007.

Name, Address[1] and Age	Position(s), Held with Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee

Independent Trustees:

David H. Chow 50*	Trustee	Since 2006	Chief Investment Officer, Torch Hill Investment Partners (private equity firm), September 2007 to present; Managing Partner, Lithos Capital Partners LLC (private equity firm), January 2006 to September 2007; Managing Director, DanCourt Management LLC (strategy consulting firm), March 1999 to present; Managing Director, AIG Horizon Partners, LLC (venture capital firm), May 2000 to July 2002.	8	None.

R. Alastair Short 54*	Trustee	Since 2006	Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to present; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007; President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; President, Matrix Global Investments, Inc. and predecessor company (private investment company), September 1995 to January 1999.	17	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 48*	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc.	17	None.

Interested Trustee:

Jan F. van Eck[4] 44	Trustee	Since 2006	Director and Executive Vice President, Van Eck Associates Corporation; Director, Executive Vice President and Chief Compliance Officer, Van Eck Securities Corporation (VESC); Director and President, Van Eck Absolute Return Advisers Corp. (VEARA).	8	Director, Greylock Capital Associates LLC.

Market Vectors ETF Trust

Board of Trustees/Officers (unaudited) (continued)

Name, Address[1] and Age	Position(s), Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years

Charles T. Cameron 48	Vice President	Since 2006	Director of Trading and Portfolio Manager for the Adviser; Officer of three other investment companies advised by the Adviser.

Keith J. Carlson 51	Chief Executive Officer and President	Since 2006

President of the Adviser and VESC; Private Investor (June 2003 – January 2004); Independent Consultant, Waddell & Reed, Inc. (December 2002 – May 2003); Officer of three other investment companies advised by the Adviser.

Susan C. Lashley 53	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of three other investment companies advised by the Adviser.

Thomas K. Lynch 51	Chief Compliance Officer	Since 2006

Chief Compliance Officer of the Adviser and VEARA (Since January 2007); Vice President of the Adviser and VEARA; Treasurer and Officer of three other investment companies advised by the Adviser (April 2005 – December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996 – April 2005).

Joseph J. McBrien 59	Senior Vice President and Secretary	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001 – November 2005); Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe 60	Vice President and Treasurer	Since 2006

Vice President of the Adviser (Since 2006); Vice President and Director of Mutual Fund Accounting and Administration, PFPC (March 2000 – November 2006); Officer of three other investment companies advised by the Adviser.

Jonathan R. Simon 33	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004 – July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001 – July 2004); Officer of three other investment companies advised by the Adviser.

Bruce J. Smith 53	Senior Vice President and Chief Financial Officer	Since 2006

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4] 43	Executive Vice President	Since 2006	Director and Executive Vice President of the Adviser, VESC and VEARA; Director of Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4] 44	Executive Vice President	Since 2006

Director and Executive Vice President of the Adviser; Director, Executive Vice President and Chief Compliance Officer of VESC; Director and President of VEARA; Director of Greylock Capital Associates LLC; Trustee, Market Vectors ETF Trust; Officer of three other investment companies advised by the Adviser.

[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected annually by the Trustees.

[3]	The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

[4]	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

Market Vectors ETF Trust

Approval of Management Agreement For The
Fiscal Year Ended December 31, 2007 (unaudited)

At a meeting held on September 27, 2007 (the “September Meeting”), the Board, including all of the Independent Trustees, approved an investment management agreement between the Trust and the Adviser (the “Coal Investment Management Agreement”) with respect to the Market Vectors—Coal ETF through May 12, 2008. In addition, at a meeting held on December 18, 2007 (the “December Meeting”), the Board, including all of the Independent Trustees, approved an investment management agreement between the Trust and the Adviser (the “Gaming Investment Management Agreement” and, together with the Coal Investment Management Agreement, the “Investment Management Agreement”) with respect to the Market Vectors—Gaming ETF (and, together with the Market Vectors—Coal ETF, the “ETFs”) through May 12, 2008. The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly into the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the September Meeting and the December Meeting, the Trustees received materials from the Adviser, including expense information for comparative funds. The Trustees also reviewed a draft prospectus and statement of additional information for the ETFs, which described various aspects of the investment program, fee arrangements and services with respect to the ETFs. The Independent Trustees’ consideration of the Investment Management Agreement was based on information obtained through discussions at the September Meeting and December Meeting, as applicable, or at prior meetings among themselves or with Management or based on their review of the materials provided by the Adviser, including the background and experience of the proposed portfolio managers and others involved in the administration of the Trust. The Trustees also considered the terms of, and scope of services the Adviser would provide under, the Investment Management Agreement, including the Adviser’s commitment to waive fees and/or pay expenses of the ETFs to the extent necessary to prevent the operating expenses of each ETF (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year at least until January 2, 2009. The Trustees also considered information provided by the Adviser relating to the construction of each ETF’s underlying Index, the financial condition of the Adviser, pending regulatory inquiries with respect to the Adviser and certain affiliates, the current status, as they understood it, of the Adviser’s compliance environment and the Adviser’s analysis that had been performed in determining which prospective service providers to recommend to the Board.

In addition, the Trustees were given data on the exchange-traded fund market and expense ratios of certain other exchange-traded funds (some of which operate as unit investment trusts and do not involve portfolio management). The Trustees were also aware of the other benefits received by the Adviser from serving as adviser of the ETFs and from providing administrative services to the ETFs, and from an affiliate of the Adviser serving as distributor for the ETFs. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of the ETFs since the ETFs had not commenced operations. However, the Adviser will provide the Trustees with profitability information in connection with future proposed continuances of the Investment Management Agreement, which will permit the Trustees to consider in the future the extent to which economies of scale may exist and whether the fees paid to the Adviser reflect these economies of scale for the benefit of shareholders. Since the ETFs had not commenced operations, the Trustees were not in a position to consider the historical performance or the quality of services previously provided to the ETFs pursuant to the Investment Management Agreement.

The Independent Trustees met in executive session with their independent counsel as part of their consideration of the Investment Management Agreement.

Market Vectors ETF Trust

In voting to approve the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other exchange-traded funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the interest of the ETFs and each ETF’s shareholders.

Tax Information (unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts as shown. The gross foreign source income earned during the fiscal year 2007 by the Funds was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income

Gold Miners ETF	$288,460	$3,590,674
Nuclear Energy ETF	$6,227	$75,076
Russia ETF	$416,769	$2,603,254
Steel ETF	$107,779	$1,645,580

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2007 ANNUAL REPORT

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting www.vaneck.com.

Investment Adviser: Van Eck Associates Corporation Distributor:
Van Eck Securities Corporation |
99 Park Avenue | New York, NY 10016 | www.vaneck.com
Account Assistance: 1.888.MKT.VCTR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and Governance
     Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

Ernst & Young, as principal accountant for the Market Vectors ETF Trust, billed audit fees of $254,500 for 2007 and $129,500 for 2006.

(b)  Audit-Related Fees

None

(c)  Tax Fees

Ernst & Young billed tax fees of $23,500 for 2007 and none in 2006.

(d)  All Other Fees

None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Market Vectors ETF Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Market
     Vectors ETF Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.